LORD ABBETT  TAX-FREE  INCOME TRUST The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
800-426-1130

Lord Abbett Tax-Free Income Trust ("we" or the "Fund") is a mutual fund currently consisting of four separate Series - the Florida Series, the Georgia Series, the Michigan Series and the Pennsylvania Series. The Florida Series offers two classes of shares: Class A shares and Class C shares. All other Series of the Fund offer a single class of shares: Class A shares. The existence of a two-class structure in the Florida Series provides investors with different purchasing options. See "Investment in the Florida Series" under "Purchases" for a description of these choices. Each Series seeks as high a level of interest income exempt from federal income tax and its respective state's personal income tax, if any, as is consistent with reasonable risk. At present, Florida imposes no income tax on individuals. Each Series invests in intermediate- and long-term municipal bonds which can fluctuate in value as interest rates change. There can be no assurance that each Series will attain its objective. This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission and is available upon request without charge. This Statement of Additional Information is incorporated by reference into this Prospectus and may be obtained, without charge, by writing to the Fund or by calling 800-874-3733 and asking for "Part B of the Prospectus -- The Statement of Additional Information." The date of this Prospectus and of the Statement of Additional Information is March 1, 1998.


PROSPECTUS Investors should read and retain this Prospectus. Shareholder inquiries should be made in writing to the Fund or by calling 800-821-5129. You can also make inquiries through your broker-dealer. Shares of each Series are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in each Series involves risks, including the possible loss of principal.

CONTENTS                                PAGE
        1       Investment Objective    2

        2       Fee Table               2

        3       Financial Highlights    3

        4       How We Invest           5

        5       Purchases               9

        6       Shareholder Services    15

        7       Our Management          16

        8       Dividends, Capital Gains
                Distributions and Taxes 16

        9       Redemptions             18

        10      Performance             19

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Each Series may be sold in the following jurisdictions:
District of Columbia, Florida, Georgia, Hawaii, Indiana, New Jersey, New York and Pennsylvania. The Michigan Series also may be sold in Michigan and Ohio.

INVESTMENT OBJECTIVE

Our investment objective for each Series is to seek as high a level of interest income exempt from federal income tax and its state's personal income tax, if any, as is consistent with reasonable risk. For this purpose, "reasonable risk" means that each Series over time will have a volatility approximating the Lehman Brothers Current Coupon Long Index. Each Series invests in intermediate- and long-term municipal bonds (initially investment-grade or equivalent) and, therefore, each Series' shares can fluctuate in value more than shares of a short-term municipal bond fund, as interest rates change, but such fluctuation ought to be consistent with an investment-grade, longer term municipal bond fund. Under normal circumstances, we intend to maintain the average dollar-weighted stated maturity of each Series at between ten and thirty-five years.

A summary of each Series' expenses is set forth in the table below. The example is not a representation of past or future expenses. Actual expenses may be more or less than those shown.

                           Florida      Georgia      Michigan      Pennsylvania
Shareholder
Transaction
Expenses(1)           Class A Class C    Class A     Class A        Class A
(as a percentage
of offering  price)
Maximum  Sales  Load(2)
on  Purchases  (See    4.75%               4.75%       4.75%          4.75%
"Purchases")

Deferred Sales Load(2) None  1% if shares  None        None           None
(See Purchases)              are redeemed
                             before 1st
                             anniversary of
                             purchase
Annual Fund
Operating Expenses(3)
(after management
fee waivers)
Management Fee       .50%     .50%           .00%     .50%             .50%
(After Waiver)
(See "Our Management")
(4)
12b-1 Fees           .25%    1.00%            .00%    .00%              .25%
(See "Purchases")(1)(2)
Other Expenses        .11%    .11%            .38%    .18%              .15%
(After Subsidy)
(See "Our Management")
Total Operating
Expenses(4)           .86%    1.61%           .38%    .68%             .90%


Example: Assume each Series' annual return is 5% and there is no change in the level of expenses described above. For a $1,000 investment with reinvestment of all dividends and distributions, you would pay the following total expenses, assuming redemption on the last day of each period indicated:

                    1 year         3 years        5years          10 years
Florida  Series
Class A             $56            $74            $93            $149
Class C             $27            $51            $88            $191
Georgia Series
   Class A          $51            $59            $68            $93
Michigan  Series
   Class A          $54            $68            $84            $128
Pennsylvania  Series
   Class  A          $56           $75            $95             $153

Example:  You  would  pay the
following  expenses on the same  investment,  assuming no  redemption:

                     1 year         3 years        5years          10 years

Florida  Series
  Class A            $56           $74              $93               $149
  Class C            $16           $51              $88               $191
Georgia Series
  Class A             $51          $59              $68               $93
Michigan  Series
 Class A              $54          $68              $84               $128
Pennsylvania Series
Class A               $56           $75              $95              $153


(1)Although the Florida Series does not charge a front-end sales charge with respect to its Class C shares, investors should be aware that long-term Class C shareholders may pay, under the Rule 12b-1 plan applicable to the Class C shares, more than the economic equivalent of the maximum front-end sales charge as permitted by certain rules of the National Association of Securities Dealers, Inc. Similarly, with respect to Class A shares of all Series, investors should be aware that, over the long term, such maximum may be exceeded due to the Rule 12b-1 plan applicable to the Class A shares. The Rule 12b-1 fees for the Georgia and Michigan Series have been omitted because the Fund cannot predict when the net assets of these Series will reach the required level for effectiveness of each Series' Class A 12b-1 Plan. The Plans will go into effect on the first day of the calendar quarter subsequent to each Series' net assets reaching $100 million. (2)Sales "load" is referred to as sales "charge" and "deferred sales load" is referred to as "contingent deferred sales charge" (or "CDSC") and "12b-1 fees," which consist of a "service fee" and a "distribution fee," are referred to by either or both of these terms where appropriate throughout this Prospectus. (3The annual operating expenses shown in the summary have been restated from October 31, 1997 fiscal year amounts to reflect current fees.
(4)Although not obligated to, Lord, Abbett & Co. ("Lord Abbett") may waive a portion of its management fee and assume other expenses with respect to each Series. Subsequently, Lord Abbett may charge management fees and not subsidize expenses on a partial or complete basis. The management fee would have been .50% and total operating expenses would have been .88% for the Georgia Series, absent such waiver and subsidy. The foregoing is provided to give investors a better understanding of the expenses that are incurred by an investment in each Series.


FINANCIAL HIGHLIGHTS
The following tables have been audited by Deloitte & Touche llp, independent auditors, in connection with their annual audits of the Fund's financial statements, whose report thereon is incorporated by reference into the Statement of Additional Information and may be obtained on request.

        CLASS A SHARES
                                                        For the Period
Florida Series                                         September 25, 1991
                                                    (Commencement of Operations)
                                                     to October 31, 1991

Per Share+ Operating          Year Ended October 31,
Performance    1997      1996      1995      1994       1993     1992
Net asset      $4.79     $4.85    $4.49     $5.28       $4.75   $4.76   $4.76
value,
beginning of
period
Income  (loss)  from  investment
operations
Net investment
income         .240      .248      .271      .291      .297     .308   .027
Net realized
and unrealized
gain (loss)
on securities  .092      (.056)     .352     (.695)    .549     .002   .000
Total  from
investment
operations     .332      .192      .623      (.404)    .846     .310    .027
Distributions
Dividends from
net investment
income        (.252 )    (.252)   (.263)    (.2835)   (.301)  (.320)  (.027)
Distributions
from netrealized
 gain          --         --       --        (.1025)   (.015)     --     --
 Net asset value,
end of period $4.87      $4.79     $4.85     $4.49     $5.28      $4.75  $4.76
Total   Return*7.12%     4.09%     14.22%   (8.03%)   18.24%     6.65%  .57++
Ratios/Supplemental  Data:
Ratios to Average  Net Assets:
Expenses,  including
waiver         .86%      .80%      .74%      .32%      .38%       .29%    .00%++
Expenses
excluding waiver .86%     .82%      .88%      .82%      .88%      .78%   5.10%++
Net investment
income          5.03%    5.19%     5.81%     5.98%      5.71%    5.84%   .55%++




Florida Series                      CLASS C SHARES
                                                       For the Period
                                                       July 15, 1996** to
                                                       October 31, 1996

Per Share Operating            Year Ended
to Performance:                October 31, 1997
October 31, 1996
Net asset  value,  beginning       $4.79                    $4.70
 of period
Income from
investment   operations
Net  investment  income            .202                      .064
Net  realized  and
unrealized gain on securities      .093                       .093

Total from  investment  operations .295                       .157
Distributions
Dividends  from net  investment
income                             (.215)                   (. 067 )
Net
asset  value,   end  of  period    $4.87                      $4.79

Total   Return*                     6.33%                    3.35%++
Ratios/Supplemental  Data:
 Ratios to Average  Net Assets:
Expenses,  including
waiver                             1.57%                     .44%++
Expenses,  excluding  waiver        1.57%                    .44%++
Net  investment
income                             4.29%                     1.37%++


Florida Series                                         For the Period
                                                        September 25, 1991
                                                       (Commencement
                                                       of Operations) to
                                                       October 31, 1991

Supplemental Data        Year Ended October 31,
 For All Classes:    1997     1996       1995     1994       1993        1992
end of period (000) $144,748  $162,070  $173,242  $174,844  $191,463   $121,408
                                                       (Commencement
                                                       of Operations) to
                                                       October 31, 1991

                                                       $108,550




Portfolio turnover
rate                106.32%  167.95%    $142.04%   122.36%    89.32%   94.60%



                                                            September 25, 1991
                                                             (Commencement
                                                            of Operations) to
                                                             October 31, 1991

                                                            100.00%

*Total return does not consider the effects of sales loads. **Commencement of offering Class shares. +The Series had only one class of shares prior to July 12, 1996, which is now designated as Class A shares. ++Not annualized. See Notes to Financial Statements.



                                                       CLASS A SHARES
                                                       For the Period
Pennsylvania Series                                    February 3, 1992
                                                        (Commencement
Per Share Operating    Year Ended October 31,         of Operations)to
Operating                                              October 31, 1992
Performance     1997     1996      1995  1994     1993

Income from
investment operations
Net investment
income         .276      .2772     .282  .300     .299      .228
Net realized
and unrealized
gain (loss) on
securities      .131      (.0011)  .395  (.6975)  .582       (.006)
Total  from
investment
operations     .407      .2761     .677   (.3975)  .881         .222

Distributions
Dividends from
net
investment
income         (.277)   (.2761)  (.2870)  (.2925)  (.301)        (.232)

Distributions
from net
realized gain   --       --        --        (.02)    --          --

Net asset value,
end of period $5.14      $5.01    $5.01      $4.62   $5.33       $4.75
Total  Return* 8.37%     5.68%    15.02%    (7.73)%  18.95%      4.68%+

Ratios/Supplemental
Data: Net assets,
end of period
(000)          $94,237  $92,605  $93,494    $81,258  $82,113     $41,207
Ratios  to  Average  Net  Assets:
Expenses,
including waiver .61%    .62%      .50%      .33%      .31%      .00%+
Expenses,
excluding waiver .65%    .69%       .65%     .68%      .81%       .61%+
Net  investment
 income         5.47%    5.55%      5.83%    5.98%     5.70%     4.42%+
Portfolio
turnover rate 70.99%     78.30%    126.11%   137.22%   7.71%     32.66%




            Georgia Series - Class A Shares    Michigan Series - Class A Shares
Georgia Series
Michigan Series

                          For the Period                         For the Period
                        December 27, 1994                      December 1, 1992
            Year Ended  (Commencement of        Year Ended        (Commencement
Per Share  October 31,  Operations)          to October 31,   of Operations) to
Operating                October 31, 1995    '97 '96 '95 '94    October 31, 1993
Performance 1997 1996

Net
asset value,
beginning of
period    $5.14  $5.12    $4.76          $4.93 $4.93 $4.53 $5.23      $4.76
Income from
investment operations
Net
investment
income    .275   .290    .245             .267 .274 .284 .286         .266
Net realized and unrealized
gain (loss)
on
securities .187 .0397    .370           .128 (.010) .395 (.651)       .480
Total from
investment
operations  .462 .3297   .615           .395 .264 .679  (.365)        .746
Distributions
Dividends  from net  investment
income    (.282)  (.2872)  (.255)        (.265) (.264) (.279) (.293) (.276)

Distributions
from net
realized gain (.01) (.0225)   --           --      --      --  (.042)   --

Net asset value,
end
of period   $5.31   $5.14  $5.12         $5.06 $4.93 $4.93 $4.53      $5.23

Total
Return*  9.27%     6.69%  13.15%+        8.24% 5.53% 15.39% (7.29)%  16.01%+

Ratios/Supplemental  Data:
Net
assets,
end of
period
(000) $13,897  $10,688  $5,203        $52,630 $52,975 $54,186 $45,603 $34,957

Ratios to Average Net Assets:
Expenses,
including
waiver .38%    .03%   .00%+               .60% .44% .25% .34%         .00%+
Expenses,
excluding
waiver .88%    .83%   1.08%+              .68% .73% .75% .84%           .75%+
Net
investment
 income 5.23%  5.55%   5.44%+           5.37% 5.59%5.95% 5.69%        4.75%+
Portfolio
turnover
rate   90.40%   72.53%  142.69%        68.50% 85.26% 98.89% 137.31%    68.10%



 *Total return does not consider the effects of sales loads.
 +Not annualized.
See Notes to Financial Statements.

HOW WE INVEST
Each Series invests primarily in a portfolio of intermediate-term (5-10 years) to long-term (over 10 years) municipal bonds, the interest on which is exempt from federal income tax, in the opinion of bond counsel to the issuer. Except for the Florida Series, which presently imposes no income tax on individuals, the interest on the municipal bonds in which each Series primarily invests also is exempt from its state's personal income tax, if any, in the opinion of bond counsel to the issuer. The per-share net asset value of each Series can be expected to fluctuate inversely as interest rates change. When interest rates rise, the value of securities in the portfolios, as well as the share values, generally will fall. Conversely, when interest rates fall, the value of securities in the portfolios and the share values generally will rise.

"Municipal bonds" used herein, and as more fully described in the Statement of Additional Information, are debt obligations issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, Puerto Rico, the Virgin Islands, Guam, their political subdivisions, agencies and instrumentalities.

Each   Series   invests   primarily   in
investment-grade municipal bonds rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's"--Aaa, Aa, A, Baa), Standard & Poor's Ratings Services, Inc. ("S&P"--AAA, AA, A, BBB) or Fitch Investors Service ("Fitch" - AAA, AA, A, BBB). Each Series also may invest in unrated municipal bonds exempt from federal income tax and its respective state's personal income tax, if any, which are determined by Lord Abbett to be of comparable quality to the rated bonds in which such Series may invest. At least 70% of the municipal bonds in each portfolio must be rated within or, if unrated, equivalent to, at the time of purchase, the three highest such grades. As much as 30% of the municipal bonds in each Series' portfolio may be rated within, or, if unrated, equivalent to, at the time of purchase, the fourth highest grade. Bonds of this grade, while regarded as having an adequate capacity to pay interest and repay principal, are considered to be of medium grade and have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. After a Series purchases a municipal bond, the issuer may cease to be rated, or its rating may be reduced below the minimum required for purchase, which could have an adverse effect on the market value of the issue. Neither event will require the elimination of the issue from a Series' portfolio.

 The  Fund's  internal
policy restricts investments to municipal bonds which are initially investment-grade, i.e., among the four highest grades mentioned above or their equivalent, and we aim to provide above-average tax-free income relative to comparable investment-grade, longer term municipal bond funds. In view of this internal policy and because we manage the maturities of our investments in accordance with our interest-rate expectations, we anticipate (i) a higher level of tax-free income than a short-term, tax-free municipal bond fund and (ii) a share value tending to fluctuate more than such a short-term fund, but consistent with an investment-grade, longer term municipal bond fund.

The two
principal classifications of municipal bonds are "general obligation" and limited obligation or "revenue" bonds. General obligation bonds are secured by the pledge of faith, credit and taxing power of the municipality. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds are in most cases revenue bonds and do not generally constitute the pledge of the faith, credit or taxing power of the municipality. The credit quality of such municipal bonds is usually directly related to the credit standing of the user of the facilities. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

 Each
Series may purchase new issues of municipal bonds which are generally offered on a when-issued basis, with delivery and payment ("settlement") normally taking place approximately one month after the purchase date. However, the payment obligation and the interest rate to be received by the Series are each fixed on the purchase date. During the period between purchase and settlement, Series assets consisting of permitted marketable securities, marked to market daily, of a dollar amount sufficient to make payment at settlement will be segregated at our custodian. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of value. While we may sell when-issued securities prior to settlement, we intend to actually acquire such securities unless a sale appears desirable for investment reasons.

 Under normal market conditions, each Series will attempt to invest 100% and, as a matter of fundamental policy, will invest at least 80% of its net assets in municipal bonds, the interest on which is exempt from federal income tax. Under normal market conditions, each Series also will attempt to invest 100% and, as a matter of fundamental policy, will invest at least 80% of its net assets in municipal bonds, the interest on which is exempt from its state's personal income taxes. At present, Florida does not impose a personal income tax. See "Dividends, Capital Gains Distributions and Taxes."

Although normally each Series intends to be fully invested in intermediate- to long-term municipal bonds, a Series may temporarily invest in short-term tax-exempt securities meeting the above-described quality standards and, additionally, may temporarily put up to 20% of its assets in cash, in commercial paper of comparable investment quality or in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), in order to improve liquidity or to create reserve purchasing power. Because interest earned from commercial paper or U.S. Government securities is taxable for federal income tax purposes, we intend to minimize temporary investments in such short-term securities.

 Each Series may
invest up to 20% of its net assets (less any amount invested in the temporary taxable investments described above) in "private activity bonds." Series dividends derived from interest on such bonds would be considered a preference item for purposes of the computation of the alternative minimum tax. Series dividends derived from such interest may increase the alternative minimum tax liability of corporate shareholders who are subject to that tax based on the excess of their adjusted current earnings over their taxable income.

 Each Series
intends to meet the diversification rules under Subchapter M of the Internal Revenue Code. Generally, this requires, at the end of each quarter of the taxable year, that (a) not more than 25% of each Series' total assets be invested in any one issuer and (b) with respect to 50% of each Series' total assets, not more than 5% of each Series' total assets be invested in any one issuer except U.S. Government securities. Since under these rules each Series may invest its assets in the securities of a limited number of issuers, the value of each Series' investments may be more affected by any single adverse economic, political or regulatory occurrence than in the case of a diversified investment company under the Investment Company Act of 1940, as amended (the "Act"). The identification of an "issuer" will be determined on the basis of the source of assets and revenues committed to meeting interest and principal payments of the securities. When the assets and revenues of a state's political subdivision are separate from those of the state government creating the subdivision, and the security is backed only by the assets and revenues of the subdivision, the subdivision would be considered the sole issuer. Similarly, if a revenue bond is backed only by the assets and revenues of a nongovernmental user, then such user would be considered the sole issuer.

 No Series intends to
invest more than 25% of its total assets in any industry, except that each Series may, subject to the limits referred to in the preceding three paragraphs, invest more than 25% of such assets in a combination of U.S Government securities and in tax-exempt securities, including tax-exempt revenue bonds, whether or not the users of any facilities financed by such bonds are in the same industry. Where nongovernmental users are in the same industry, there may be additional risk to that Series in the event of an economic downturn in such industry, which may result generally in a lowered ability of such users to make payments on their obligations. Electric utility and health care are typical but not all inclusive of the industries in which this 25% may be exceeded. The former is relatively stable but subject to rate regulation vagaries. The latter suffers from two main problems -- affordability and access. Tax-exempt securities issued by governments or political subdivisions of governments are not considered part of any "industry."

Each Series may invest up to 20% of its net assets in residual interest bonds ("RIBs") to enhance and increase portfolio duration. None of the Series invested more than 10% of its net assets in RIBs at any time during the fiscal year ended October 31, 1997. A RIB, sometimes referred to as an inverse floater, is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another specific fixed-rate security ("specific fixed-rate security"). Changes in the interest rate on the other security inversely affect the residual interest rate paid on the RIB, with the result that when interest rates rise, RIBs' interest payments are lowered and their value falls faster than securities similar to the specific fixed-rate security. In an effort to mitigate this risk, the Fund purchases fixed-rate bonds which are less volatile. When interest rates fall, not only do RIBs provide interest payments that are higher than securities similar to the specific fixed-rate security, but their values also rise faster than securities similar to the specific fixed-rate security.

 Each Series may
invest up to 15% of its net assets in illiquid securities. Bonds determined by the Trustees to be liquid pursuant to Securities and Exchange Commission Rule 144A ("Rule 144A") will not be subject to this limit. Investments by a Series in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of such Series' liquidity during periods of decreased market interest in such securities. Under Rule 144A, a qualifying security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Each Series may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed). Each Series may borrow up to an additional 5% of its total assets for temporary purposes and each Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

 PORTFOLIO TURNOVER.  Portfolio
turnover rates for the fiscal year ended October 31, 1997 for the Florida, Georgia, Michigan and Pennsylvania Series were 106.32%, 90.40%, 68.50% and 70.99%, respectively, compared to 167.95%, 72.53%, 85.26% and 78.30% for the prior fiscal year. Turnover rates changed due to increases or decreases in purchases and sales of portfolio securities relating to purchases and redemptions of our shares and portfolio restructuring.

 OPTIONS AND FINANCIAL
FUTURES TRANSACTIONS. Each Series may deal in options on securities, securities indexes and financial futures transactions, including options on financial futures. The Series may write (sell) covered call options and secured put options on up to 25% of its net assets and may purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.

RISK FACTORS. Securities in which we may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors and laws which may be enacted, extending the time of payment of principal and interest, or both. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for payment of principal and interest may be materially affected, or their obligations may be found to be invalid or unenforceable.

The ability of each Series to achieve its objective is based on the expectation that the issuers of the municipal bonds in each Series' portfolio will continue to meet their obligations for the payment of principal and interest. Below are brief summaries of certain factors affecting the Florida, Georgia, Michigan and Pennsylvania Series. Also, included below is a brief summary regarding Puerto Rico bonds, which may be purchased by each Series. These summaries do not purport to be complete and are based upon information derived from publicly-available documents relating to each state involved, which information has not been independently verified by the Fund. For more detailed discussions of the risks applicable to each Series, see the Statement of Additional Information.

 FLORIDA BONDS-RISK FACTORS. Florida, in terms of population, is one of the largest states in the United States. The State has grown dramatically since 1980. Its population includes a large proportion of senior citizens who have moved to the State after retirement. Recently, the share of the State's working age population (18-59) to total State population was approximately 54%. That share is not expected to change appreciably into the twenty-first century. Because Florida has a proportionally greater retirement age population than the rest of the nation and the southeast, property income (dividends, interest and rent) and transfer payments (social security and pension benefits, among other sources of income) are a relatively more important source of income.

 Although  Florida's   dependence  on  the
construction and construction-related manufacturing sectors has declined in recent years, these highly cyclical sectors still remain an important part of Florida's economic outlook. The tourism industry also remains one of Florida's most important industries. Although the growing sophistication of the Florida tourism industry has, to a degree, resulted in a reduction in its seasonality, the tourism industry still has a considerable seasonal component.

 The State of
Florida is not authorized by law to issue obligations to fund governmental operations. Florida's Constitution permits issuance of State bonds pledging the full faith and credit of the State, with the vote of the electors, to finance or refinance fixed-capital outlay projects. Revenue Bonds may be issued by the State or its agencies without a vote of Florida's electors only to finance or refinance the cost of State fixed-capital outlay projects which shall be payable solely from funds derived directly from sources other than State tax revenues.


GEORGIA BONDS-RISK FACTORS. In the summer of 1997, preliminary figures on the largest sources of employment in Georgia for 1996 were, in descending order: wholesale and retail trade; manufacturing; government; transportation and other public utilities; finance; insurance and real estate; contract construction and mining. The largest sources of government revenues are the State's personal income tax and general sales and use tax.

MICHIGAN  BONDS-RISK  FACTORS.
Michigan's economy remains heavily concentrated in the manufacturing sector, and the State's automobile industry remains an important component of this sector. Because of this link to the manufacturing sector, the State's economy is potentially more volatile than those of other states with more diverse economies. At $24,945, the State's per capita income stood slightly higher than the national level of $24,426 in 1996. Renewed state economic growth has caused the Michigan unemployment rate to remain in step or slightly below the U.S. unemployment rate in recent years, running counter to a 27-year trend of Michigan having a higher unemployment rate than the national average.


PENNSYLVANIA BONDS-RISK FACTORS. The Commonwealth of Pennsylvania is one of the most populous states, ranking fifth behind California, New York, Texas, and Florida. Pennsylvania is an established, yet growing, state with a diversified economy. It is headquarters for many major corporations and many small businesses. Pennsylvania has been historically identified as a heavy-industry state, although that reputation has changed over the last thirty years as the industrial composition of Pennsylvania diversified with the decline of the coal, steel and railroad industries. The major new sources of growth are in the service sector, including trade, medical and health services, education and financial institutions. Pennsylvania is highly urbanized, with approximately 79% of the Commonwealth's 1990 census population contained in the metropolitan areas, which include the cities of Philadelphia and Pittsburgh.

 Pennsylvania's
natural resources include major deposits of coal, oil, gas and cement. Its workforce is estimated at 5.9 million, ranking as the sixth largest labor pool in the nation.

After experiencing operating deficits in fiscal 1990 and 1991, in each of fiscal 1992-96, the Commonwealth's General Fund recorded an operating surplus. As a result of that surplus, the fund balance has increased since 1992 and the unreserved-undesignated fund deficit that existed in 1992 has been eliminated.

PUERTO RICO-RISK FACTORS. The Fund may have significant investments in bonds issued by the Commonwealth of Puerto Rico and its instrumentalities. The economy of Puerto Rico is dominated by diversified manufacturing and service sectors. It is closely integrated, through extensive trade, with that of the mainland United States, and its economic health is closely tied to the state of the U.S. economy. Puerto Rico has a rate of unemployment greatly exceeding the U.S. average.

 Puerto Rico's economy has experienced significant growth since fiscal 1989. Continued growth will depend on several factors, including the state of the U.S. economy, the relative stability of the price of oil and borrowing costs.

CHANGE OF INVESTMENT OBJECTIVES AND POLICIES. We will not change our investment objectives without shareholder approval. If we determine that our objectives can best be achieved by a change in investment policy or strategy, we may make such change without shareholder approval by disclosing it in our prospectus.

GENERAL
HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor LLC ("Lord Abbett Distributor"), our exclusive selling agent. Place your order with your investment dealer or send it to Lord Abbett Tax-Free Income Trust (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment is $1,000 except for Invest-A-Matic ($250 minimum initial and $50 minimum subsequent), Div-Move ($50 minimum) and Retirement Plans ($250 minimum). See "Shareholder Services." For information regarding proper form of a purchase or redemption order, call the Fund at 800-821-5129. This offering may be suspended, changed or withdrawn. Lord Abbett Distributor reserves the right to reject any order.

The
net asset values of our shares are calculated every business day as of the close of the New York Stock Exchange ("NYSE") by dividing net assets by the number of shares outstanding. Securities are valued at their market value, as more fully described in the Statement of Additional Information.

BUYING SHARES THROUGH YOUR
DEALER. Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor in proper form prior to the close of its business day, will be confirmed at the applicable public offering price effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor prior to the close of its next business day are executed at the applicable public offering price effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett. A business day is a day on which the NYSE is open for trading.

 Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares during such period, or pay an additional concession to a dealer who, during a specified period, sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Lord Abbett Distributor may from time to time implement promotions under which Lord Abbett Distributor will pay a fee to dealers with respect to certain purchases not involving imposition of a sales charge. Additional payments may be paid from Lord Abbett Distributor's own resources and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at resorts or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments will include payment of various business expenses of the dealer.

In selecting dealers to execute portfolio transactions, if two or more dealers are considered capable of providing best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

FLORIDA SERIES.  The Florida Series offers
investors Class A and Class C shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will be likely to have different share prices. Investors considering an investment in the Florida Series should pay particular attention to the sections headed "Investment in the Florida Series," "Buying Class A Shares" and "Buying Class C Shares."

GEORGIA,  MICHIGAN AND PENNSYLVANIA SERIES.
Each of these Series is a single-class series, offering Class A shares only. Investors considering an investment in any of these Series should carefully read the section headed "Buying Class A Shares."

INVESTMENT IN THE FLORIDA  SERIES.
Investors in the Florida Series should read this section  carefully to determine
which  class  represents  the  best  investment   option  for  their  particular
situation.

CLASS A SHARES. If you buy Class A shares of any Series, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees). If you purchase Class A shares of the Florida Series as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Florida Series a contingent deferred sales charge ("CDSC") of 1%. The Florida and Pennsylvania Series Class A shares are subject to service and distribution fees. Each fee is currently estimated to total annually approximately .25 of 1% of the annual net asset value of the Class A shares. Until the Rule 12b-1 Plans of the Georgia and Michigan Series become operative, all purchases of shares of such Series (including those over $1 million) are subject to an initial sales charge but not to service and distribution fees.

The initial sales charge rates,
the CDSC and the Rule 12b-1 Plans applicable to the Class A shares are described below in "Buying Class A Shares."

CLASS C SHARES.  If you buy Class C shares
(offered only by the Florida Series), you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Florida Series a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 Plan applicable to the C shares are described below in "Buying Class C Shares."

WHICH
CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Florida Series is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your investment professional. The Series' class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your investment professional with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Series, using the sales charge rates that apply to Class A and Class C shares, and considering the effect of the higher distribution fee on Class C shares expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Series' actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them for one year.

 However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more. For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.


INVESTING FOR THE LONGER TERM. If you plan to invest more than $100,000 in the Florida Series over the long term, Class A shares will likely be more advantageous than Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

You should discuss
your purchase order for a specific class of shares with your investment professional.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class C shareholders will be reduced by the expenses borne solely by that class, such as the higher distribution fee to which Class C shares are subject.

HOW  DOES IT  AFFECT
PAYMENTS TO MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares, may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC and distribution fee for Class C shares is the same as the primary purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

BUYING  CLASS A SHARES  (ALL
SERIES). For each Series, the offering price of Class A shares is based on the per-share net asset value next computed after your order is accepted, plus a sales charge as follows:

                          Sales Charge as a        Dealer's
                          Percentage of:           Concession
                                                   as a           To Compute
                                           Net     Percentage     Offering
                                Offering Amount    Of Offering    Price, Divide
        Size of Investment      Price   Invested       Price     NAV by
        Less than $50,000       4.75%   4.99%          4.00%   .9525
        $50,000 to $99,999      4.75%   4.99%          4.25%   .9525
        $100,000 to $249,999    3.75%   3.90%          3.25%   .9625
        $250,000 to $499,999    2.75%   2.83%          2.50%   .9725
        $500,000 to $999,999    2.00%   2.04%          1.75%   .9800
        $1,000,000 or more     No Sales Charge         1.00%+  1.0000

The following $1 million category is for the Georgia and Michigan Series until each such Series' Rule 12b-1 Plan becomes effective, at which time the sales charge table above will apply to such Series.
           $1,000,000  or more   1.00% 1.01%           1.00%     .9900
+Authorized institutions receive concessions on purchases made by a retirement plan or other qualified purchaser within a 12-month period (beginning with the first net asset value purchase) as follows: 1.00% on purchases of $5 million, 0.55% of the next $5 million, 0.50% of the next $40 million and 0.25% on purchases over $50 million. See "Class A Rule 12b-1 Plan" below.


CLASS A SHARE VOLUME DISCOUNTS. This section describes several ways to qualify for a lower sales charge when purchasing Class A shares if you inform Lord Abbett or the Fund that you are eligible at the time of purchase.

(1) Any purchaser (as described below) may aggregate a Class A share purchase in the Fund with share purchases of any other eligible Lord Abbett-sponsored fund, together with the current value at maximum offering price of any shares in the Fund and in any eligible Lord Abbett-sponsored funds held by the purchaser. (Holdings in the following funds are not eligible for the above rights of accumulation: Lord Abbett Equity Fund ("LAEF"), Lord Abbett Series Fund ("LASF"), any series of the Lord Abbett Research Fund if not offered to the general public ("LARF") and Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF"), except for existing holdings in GSMMF which are attributable to shares exchanged from a Lord Abbett-sponsored fund.)

(2) A
purchaser may sign a non-binding 13-month statement of intention to invest $100,000 or more in the Fund or in any of the above-eligible funds. If the intended purchases are completed during the period, each purchase will be at the sales charge, if any, applicable to the aggregate of such purchaser's intended purchases. If not completed, each purchase will be at the sales charge for the aggregate of the actual purchases. Shares issued upon reinvestment of dividends or distributions are not included in the statement of intention. The term "purchaser" includes (i) an individual, (ii) an individual and his or her spouse and children under the age of 21, and (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code -- more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

CLASS A SHARE NET
ASSET VALUE PURCHASES. Each Series' Class A shares may be purchased at net asset value by our trustees, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett Distributor who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of any national securities trade organization to which Lord Abbett or Lord Abbett Distributor belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "trustees" and "employees" include a trustee's or employee's spouse (including the surviving spouse of a deceased trustee or employee). The terms "trustees" and "employees of Lord Abbett" also include other family members and retired trustees and employees. Our Class A shares also may be purchased at net asset value (a) at $1 million or more with respect to the Florida and Pennsylvania Series, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for dividends and distributions on shares of LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our Class A shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions ("mutual fund wrap fee programs") (e) by employees, partners and owners of unaffiliated consultants and advisers to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide services to Lord Abbett or Lord Abbett Distributor on such funds on a continuing basis and are familiar with such funds, and (f) through retirement plans with at least 100 eligible employees.

There are no initial or subsequent minimum investment requirements, and 12b-1 fees are waivable for the above-mentioned mutual fund wrap-fee programs.

Our Class A shares may be issued at net asset value in exchange for the assets, subject to possible tax adjustment, of a personal holding company or an investment company.

CLASS A RULE 12B-1 PLAN. Each Series has adopted a Class
A share Rule 12b-1 Plan (the "A Plans," each an "A Plan") which authorizes Lord Abbett to pay fees to authorized institutions (except as to certain accounts for which tracking data is not available) in order to provide additional incentives for them (a) to provide continuing information and investment services to their Class A shareholder accounts and otherwise to encourage those accounts to remain invested in the Series and (b) to sell Class A shares of the Series. The A Plan fees indicated below will become operative on the first day (the "operative date") of the calendar quarter subsequent to a Series' net assets reaching $100 million. The Fund cannot estimate when the net assets will reach the required level for the A Plans of the Georgia and Michigan Series. The Florida and Pennsylvania Series A Plans are operative. Under the A Plans, in order to save on the expense of shareholders' meetings and to provide flexibility to the Board of Trustees, the Board, including a majority of the outside trustees who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, is authorized to approve annual fee payments from our Class A assets of up to 0.50 of 1% of the average net asset value of such assets consisting of distribution and service fees, each at a maximum annual rate not exceeding 0.25 of 1% (the "Fee Ceiling").

Under the A Plans,  the Board has approved  payments
(on and after the operative date of a plan) by the Fund to Lord Abbett Distributor, which uses or passes on to authorized institutions (1) an annual service fee (payable quarterly) of .25% of the average daily net asset value of the Class A shares serviced by authorized institutions (.15% of the average daily net asset value of such shares serviced before the operative date of a plan), and (2) a one-time distribution fee of up to 1% (reduced according to the following schedule: 1% of the first $5 million, .55% of the next $5 million,
 .50% of the next $40 million and .25% over $50 million), payable at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale (i) at the $1 million level by authorized institutions, including sales qualifying at such level under the rights of accumulation and statement of intention privileges, or (ii) through Retirement Plans with at least 100 eligible employees.

In addition, the Board has approved
for those authorized institutions which qualify a supplemental annual distribution fee equal to 0.10% of the average daily net asset value of the Class A shares serviced by authorized institutions which have a program for the promotion and retention of such shares satisfying Lord Abbett Distributor. Class A shares held pursuant to a satisfactory program would, for example, (i) constitute a significant percentage of the Fund's net assets, (ii) be held for a substantial length of time, and/or (iii) have a lower than average redemption rate.

Under the A Plans, Lord Abbett Distributor is permitted to use payments received to provide continuing services to Class A shareholder accounts not serviced by authorized institutions and, with Board approval, to finance any activity which is primarily intended to result in the sale of Class A shares. Any such payments are subject to the Fee Ceiling. Any payments under the A Plan not used by Lord Abbett Distributor in this manner are passed on to authorized institutions.

Holders of shares on which the 1% sales distribution fee has been paid may be required to pay to the Series, on behalf of its Class A shares, a CDSC of 1% of the original cost or the then net asset value, whichever is less, of all Class A shares so purchased which are redeemed out of the Lord Abbett-sponsored family of funds on or before the end of the twenty-fourth month after the month in which the purchase occurred. (An exception is made for redemptions by Retirement Plans due to any benefit payment such as Plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants or the distribution of any excess contributions.) If the Class A shares have been exchanged into another Lord Abbett Series or fund and are thereafter redeemed out of the Lord Abbett family on or before the end of such twenty-fourth month, the charge will be collected for the Series by the other Series or fund. Each Series will collect such a charge for other Series and other Lord Abbett-sponsored funds in a similar situation. Shares of a fund or Series on which the 1% sales distribution fee has been paid may not be exchanged into a fund or Series with a Rule 12b-1 Plan for which the payment provisions have not been in effect for at least one year.

BUYING CLASS C SHARES
(FLORIDA SERIES ONLY). Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed for cash before the first anniversary of their purchase, a CDSC of 1% may be deducted from the redemption proceeds. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The Class C CDSC is paid to the Florida Series to reimburse it, in whole or in part, for the service and distribution fee payment made by the Florida Series at the time such shares were sold, as described below.

To
determine whether the CDSC applies to a redemption, the Florida Series redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for one year or more, and (3) shares held the longest before the first anniversary of their purchase. If Class C shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of the Florida Series' Class C shares. The Series will collect such a charge for other Lord Abbett-sponsored funds in a similar situation.

CLASS C RULE 12B-1 PLAN. The
Florida Series has adopted a Class C share Rule 12b-1 Plan (the "C Plan") under which (except as to certain accounts for which tracking data is not available) the Florida Series pays authorized institutions through Lord Abbett Distributor
(1) a service fee and a distribution fee, at the time shares are sold, not to exceed 0.25 and 0.75 of 1%, respectively, of the net asset value of such shares and (2) at each quarter-end after the first anniversary of the sale of shares, fees for services and distribution at annual rates not to exceed 0.25 and 0.75 of 1%, respectively, of the average annual net asset value of such shares outstanding (payments with respect to shares not outstanding during the full quarter to be prorated). These service and distribution fees are for purposes similar to those mentioned above with respect to the A Plans. Sales in clause
(1) exclude shares issued for reinvested dividends and distributions and shares outstanding in clause (2) include shares issued for reinvested dividends and distributions after the first anniversary of their issuance. Lord Abbett Distributor may retain from the quarterly distribution fee, for the payment of distribution expenses incurred directly by it, an amount not to exceed .10% of the average annual net asset value of such shares outstanding.

SHAREHOLDER  SERVICES
We offer the  following  shareholder  services:  TELEPHONE
EXCHANGE PRIVILEGE: Shares of any Series may be exchanged, without a service charge (a) for those of the same class of any other Series or any available Lord Abbett-sponsored fund, except for (i) LAEF, LASF and LARF and (ii) certain tax-free, single-state Series where the exchanging shareholder is a resident of a state where such shares are not offered for sale and (b) for shares of any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria (together, "Eligible Funds").

You or your representative with proper identification can instruct the Fund to exchange uncertificated shares by telephone. Shareholders have this privilege unless they refuse it in writing. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification and recording all telephone exchanges. Instructions must be received by the Fund in Kansas City (800-821-5129) prior to the close of the NYSE to obtain each Series' net asset value per share on that day. Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market changes. The exchange privilege should not be used to take advantage of short-term swings in the market. The Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. The Fund can revoke the privilege for all shareholders upon 60 days' prior written notice. A prospectus for the other Lord Abbett-sponsored fund selected by you should be obtained and read before an exchange. Exercises of the Exchange Privilege will be treated as sales for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be recognized.

SYSTEMATIC  WITHDRAWAL  PLAN  ("SWP"):
Except for retirement plans for which there is no such minimum, if the maximum offering price value of your non-certificated shares is at least $10,000, you may have periodic cash withdrawals automatically paid to you in either fixed or variable amounts. For Class C shares (Florida Series only), redemption proceeds due to a SWP will be derived from the following sources in the following order:
(1) shares acquired by reinvestment of dividends and capital gains, (2) shares held for one year or more, and (3) shares held the longest before the first anniversary of their purchase.

DIV-MOVE: You can invest the dividends paid on your account ($50 minimum) into another account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse or a custodial account for your minor child under the age of 21. Such dividends are not subject to a CDSC. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC:  Invest-A-Matic
allows fixed, periodic investments ($250 minimum initial and $50 subsequent minimum investment) into the Fund and/or any Eligible Fund by means of automatic money transfers from your bank checking account. You should read the prospectus of the other fund before investing.

HOUSEHOLDING: A single copy of an annual or semi-annual report will be sent to an address to which more than one registered shareholder of the Fund with the same last name has indicated mail is to be delivered, unless additional reports are specifically requested in writing or by telephone.

All correspondence should be directed to Lord Abbett Tax-Free Income Trust (P.O. Box 419100, Kansas City, Missouri 64141).

OUR  MANAGEMENT
Our business is managed by our officers on a day-to-day basis under the overall direction of our Board of Trustees with the advice of Lord Abbett. We employ Lord Abbett as investment manager for each Series, pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 67 years and currently manages approximately $25 billion in a family of mutual funds and advisory accounts. Under the Management Agreement, Lord Abbett provides us with investment management services and personnel, pays the remuneration of our officers and of our Trustees affiliated with Lord Abbett, provides us with office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of our portfolios and certain other costs. Lord Abbett provides similar services to twelve other funds having various investment objectives and also advises other investment clients. Zane E. Brown, Lord Abbett partner and its Director of Fixed Income, is primarily responsible for the day-to-day management of the Fund. Mr. Brown delegates management duties to other Lord Abbett employees who may be Fund officers.

Under the Management Agreement for the last fiscal year, we paid Lord Abbett a monthly fee at the annual rate of .50 of 1% of average daily net assets of the Florida, Pennsylvania and Michigan Series and .00 of 1% of such assets for the Georgia Series.

The Management Agreement provides for each Series to repay Lord Abbett without interest for any expenses assumed by Lord Abbett on and after the first day of the calendar quarter after the net assets of each such Series first reach $50million ("commencement date"), to the extent that the expense ratio of each Series (determined before taking into account any fee waiver or expense assumption) is less than .85%. Commencing with the first day of the calendar quarter after the net assets of the Series first reach $100 million, such repayments shall be made to the extent that such expense ratio so determined is less than 1.05%. The Series shall not be obligated to repay any such expenses after the earlier of the termination of the Agreement or the end of five full fiscal years after the commencement date. The Series will not record as obligations in their financial statements any expenses which may be repaid to Lord Abbett under this repayment formula unless such repayment is probable at the time. If such repayment is not probable, the Series will disclose in a note to their financial statements that such repayments are possible.

The Fund does not hold regular annual meetings and expects to hold meetings of shareholders only when necessary under applicable law or the terms of the Fund's Declaration of Trust. Under the Declaration of Trust, a shareholders' meeting may be called at the request of the holders of one-quarter of the outstanding stock entitled to vote. See the Statement of Additional Information for more details.

THE FUND. The Fund was organized as a Massachusetts Business Trust on September 11, 1991. Each outstanding share of a Series has one vote on all matters voted upon by that Series and an equal right to dividends and distributions of that Series. All shares have noncumulative voting rights for the election of trustees, and shares of each class have equal rights as to voting, dividends, assets and liquidation, except for differences resulting from class-specific expenses.


DIVIDENDS,  CAPITAL GAINS  DISTRIBUTIONS AND TAXES
Dividends from net investment
income are declared daily and paid monthly. They may be taken in cash or reinvested in additional shares at net asset value without a sales charge. If you elect a cash payment (i) a check will be mailed to you as soon as possible after the monthly rein- vestment date or (ii) if you arrange for direct deposit, your payment will be wired directly to your bank account within one day after the payable date. You begin earning dividends on the business day on which payment for the purchase of your shares is received.

A long-term  capital gains
distribution is made when we have net profits during the year from sales of securities which we have held more than one year. If we realize net short-term capital gains, they also will be distributed. Any capital gains distribution will be made annually in December. You may take it in cash or reinvest it in additional shares at net asset value without a sales charge.

Dividends  and
distributions declared in October, November or December of any year to shareholders of record as of a date in such a month will be treated, for federal income tax purposes, as having been received by shareholders in that year, if they are paid before February 1 of the following year.

We intend to continue to
meet the requirements of Subchapter M of the Internal Revenue Code. We will try to distribute to shareholders all our net investment income and net realized capital gains, so as to avoid the necessity of the Fund paying federal income tax. Distributions by the Fund of any net long-term capital gains will be taxable to a shareholder as a long-term capital gains regardless of how long the shareholder has held the shares. Under recently enacted legislation, the maximum tax rate for a U.S. individual, estate or trust is reduced to 20% for distributions derived from the sale of assets held more than 18 months. (If the taxpayer is in the 15% tax bracket, the rate is 10%.) For distributions derived from the sale of assets held by the Fund for between 12 and 18 months, the tax rate remains at 28% (15% if the taxpayer is in the 15% tax bracket).


Shareholders may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold and remit to the U.S. Treasury a portion (31%) of any redemption proceeds (including the value of shares exchanged into another Lord Abbett-sponsored fund) and of any taxable dividend or distribution on any account where the payee failed to provide a correct taxpayer identification number or to make certain required certifications.

Shareholders receiving Social
Security benefits and certain railroad retirement benefits may be subject to federal income tax on up to 85% of such benefits as a result of receiving investment income, including tax-exempt income (such as exempt-interest dividends) and other distributions paid by the Fund. The tax will be imposed on up to one-half of such benefits only when the sum of the recipient's adjusted gross income (plus miscellaneous adjustments), tax-exempt interest income and one-half of Social Security income exceeds $25,000 for individuals ($32,000 for individuals filing a joint return). The tax will be imposed on up to 85% of such benefits only when such sum exceeds $34,000 for individuals ($44,000 for individuals filing a joint return). Shareholders receiving such benefits should consult their tax advisers.

FLORIDA TAXES. Florida imposes no state personal income tax. However, Florida imposes an intangible personal property tax on shares of the Series owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from that tax. Shares of the Florida Series owned by a Florida resident will be exempt from the Florida intangible personal property tax provided that on January 1, the annual statutory assessment date, the Florida Series' portfolio includes only obligations of the State of Florida or a political subdivision thereof or obligations issued by the U.S. Government or certain other government authorities, for example, U.S. territories, ("U.S. Government obligations" and collectively "Florida exempt investments"). If, in any year on the statutory assessment date, the Florida Series were to hold assets other than Florida exempt investments, including assets attributable to options and financial futures transactions in which the Florida Series may engage (see "How We Invest"), then a portion (which might be a significant portion) of the value of the Florida Series' shares would be subject to the Florida intangible personal property tax.

GEORGIA  TAXES.
Dividends paid by the Georgia Series will be exempt from Georgia income tax to the extent they are derived from interest on obligations of the State of Georgia or U.S. Government obligations. Dividends, if any, derived from capital gains or other sources generally will be taxable to shareholders of the Georgia Series for Georgia income tax purposes.

MICHIGAN TAXES. Dividends paid by the Michigan
Series to a Michigan resident will not be subject to the Michigan income tax to the extent such dividends are derived from interest paid on obligations of the State of Michigan or a political subdivision thereof ("Michigan exempt investments"). Dividends and distributions derived from interest paid on, and any capital gains from the sale by the Michigan Series of, U.S. Government obligations, also will be exempt from the Michigan income tax. Dividends paid by the Michigan Series will not be subject to the Michigan Single Business Tax to the extent such dividends are derived from interest on Michigan exempt investments or U.S. Government obligations. Other distributions, including those derived from capital gains from the sale by the Michigan Series of Michigan exempt investments or U.S. Government obligations, may be subject to the Michigan Single Business Tax if received by a business subject to such tax. The portion of the Series' dividends and distributions received by a shareholder that is exempt from the Michigan income tax or Michigan Single Business Tax may be reduced by interest or other expenses paid or incurred to purchase or carry shares of the Series.

PENNSYLVANIA  TAXES.  Dividends paid by the  Pennsylvania
Series will not be subject to the Pennsylvania personal income tax or corporate net income tax to the extent that such dividends are attributable to interest derived from obligations of the Commonwealth of Pennsylvania or a political subdivision thereof or U.S. Government obligations (collectively, "Pennsylvania exempt investments"). Capital gains distributions paid out of the earnings of the Pennsylvania Series will be subject to the Pennsylvania personal income tax and corporate net income tax. Dividends paid by the Pennsylvania Series to a Pennsylvania resident that are not derived from Pennsylvania exempt investments will be subject to the Pennsylvania personal income tax, corporate net income tax and (for residents of Philadelphia) to the Philadelphia School District investment income tax.

Shares of the Pennsylvania Series are exempt from Pennsylvania county personal property taxes to the extent that the portfolio of the Pennsylvania Series consists of Pennsylvania exempt investments. This exemption, however, will not apply to the extent that on the annual statutory assessment date, which may fall between January 1 and January 15, the Pennsylvania Series' portfolio consists of securities not exempt from personal property taxes in Pennsylvania, including assets attributable to options and financial futures transactions in which the Pennsylvania Series may engage. See "How We Invest."

ANNUAL INFORMATION. Information concerning the tax treatment of dividends and other distributions will be mailed annually to shareholders. Each Series will also provide annually to its shareholders information regarding the source of dividends and distributions of capital gains paid by that Series. You should consult your tax adviser regarding the treatment of those distributions and state and local taxes generally and any proposed changes thereto as well as the tax consequences of gains or losses from the redemption, or exchange of our shares.


REDEMPTIONS
To obtain the proceeds of an expedited redemption of $50,000 or less, you or your representative with proper identification can telephone the Fund. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, recording all telephone redemptions and mailing the proceeds only to the named shareholder at the address appearing on the account registration.

If you do not qualify for the procedures described above, send your written redemption request to Lord Abbett Tax-Free Income Trust (P.O. Box 419100, Kansas City, Missouri 64141) with signature(s) and any legal capacity of the signer(s) guaranteed by an eligible guarantor, accompanied by any certificates for shares to be redeemed and other required documentation. We will make payment of the net asset value of the shares on the date the redemption order was received in proper form. Payment will be made within three business days. However, if you have purchased Fund shares by check and subsequently submit a redemption request, redemption proceeds will be paid upon clearance of your purchase check, which may take up to 15 days. To avoid delays, you may arrange for the bank upon which the check was drawn to communicate to the Fund that the check has cleared.


Shares also may be redeemed by the Fund at net asset value through your securities dealer who, as an unaffiliated dealer, may charge you a fee. If your dealer receives your order prior to the close of the NYSE and communicates it to Lord Abbett, as our agent, prior to the close of Lord Abbett's business day, you will receive the net asset value calculated that day. If the dealer does not communicate such an order to Lord Abbett until the next business day, you will receive the net asset value as of the close of the NYSE on that next business day.

Shareholders who have redeemed their shares have a one-time right to reinvest into another account having the identical registration in any of the Eligible Funds at net asset value (i) without the payment of a front-end sales charge or
(ii) with reimbursement for the payment of any CDSC. Such investment must be made within 60 days of the redemption and is limited to no more than the amount of the redemption proceeds.

Under certain circumstances and subject to prior written notice, our trustees, from time to time, may authorize redemption of all of the shares in any account in which there are fewer than 25 shares.


PERFORMANCE Lord Abbett Tax-Free Income Trust completed its fiscal year on October 31, 1997 with aggregate net assets of $305,512,282.

Each Series seeks to
provide shareholders with high current tax-free income from a portfolio of high-quality municipal bonds. Following are some of the factors that were relevant to the Series' performance over the past fiscal year, including market conditions and investment strategies pursued by the Fund's management.

We took
advantage of the higher interest rate environment by increasing our position of higher yielding, long-term municipal bonds at the end of March. Because the movement of bonds' yields and prices are inversely related, we believe these securities will appreciate as the economy slows and long-term interest rates begin to come down. As always, the Trust invested in high-quality bonds with good call protection. Call protection has become increasingly important given the continued decrease in the supply of municipal bonds. Essential service revenue bonds, which finance services that typically are in constant demand, remain an important part of the Fund.

YIELD  AND  TOTAL  RETURN.   Yield,
tax-equivalent yield and total return data may from time to time be included in advertisements about the Series. Each class of shares calculates its "yield" by dividing annualized net investment income per share during a recent 30-day period by the maximum offering price per share on the last day of that period. "Tax-equivalent yield" is calculated by dividing that portion of each class' yield (as determined above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of each class' yield that is not tax exempt. The yield and tax-equivalent yield of each class will differ because of the different expenses (including actual 12b-1 fees) of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend distribution rate may be calculated. Dividend distribution rate is calculated by dividing the dividends of a class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend distribution rate for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Series' net asset value per share.

 Yield for Class C shares does not reflect the deduction of the CDSC.
"Total return" for the one-, five- and ten-year periods represents the average annual compounded rate of return on an investment of $1,000 in each Series at the maximum public offering price. When total return is quoted for Class A shares, it includes the payment of the maximum initial sales charge. When total return is shown for Class C shares, it reflects the effect of the applicable CDSC. Total return also may be presented for other periods or based on investment at reduced sales charge levels or net asset value. Any quotation of total return not reflecting the maximum initial sales charge (front-end or level) would be reduced if such sales charge were used. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. See "Past Performance" in the Statement of Additional Information for a more detailed discussion.

This
Prospectus does not constitute an offering in any jurisdiction in which such offer is not authorized or in which the person making such offer is not qualified to do so or to anyone to whom it is unlawful to make such offer.

No
person is authorized to give any information or to make any representations not contained or incorporated by reference in this Prospectus or, in supplemental literature authorized by the Fund, and no person is entitled to rely upon any information or representation not contained herein or therein.

The performance of Class A shares of the Florida Series shown in the comparison below will be greater than or less than that shown for Class C shares based on the differences in sales charges and fees paid by shareholders investing in different classes. Comparison of changes in value of a $10,000 investment in Class A shares of Florida Series, assuming reinvestment of all dividends and distributions, Lipper's Average of Florida tax-free funds and the Lehman Municipal Bond Index


        FUND CLASS A SHARE  AT MAXIMUM       LIPPER'S AVERAGE       LIPPER'S
        NET ASSETT VALUE    OFFERING PRICE   FL TAX-FREE FUNDS   MUNI BOND INDEX

9/25/91   10,057              9,575          10,000              10,000

1991      10,726              10,211         10,886              10,090

1992      12,682              12,073         10,934              10,937

1993      11,664              11,103         12,475              12,476

1994      13,323              12,684         11,869              12,043

1995      13,869              13,203         13,316              14,817

1996      14,856              14,143         13,984              15,697



Average Annual Total Return
for Class A Shares(1)
                        Life of Class
        1 Year  5 Years 9/25/91-10/31/97
        2.00%   5.69%   5.86%
Average Annual Total Return
for Class C Shares(5)
                Life of Class
        1 Year  7/15/96-10/31/97
        6.33%   7.55%


Comparison of changes in value of a $10,000 investment in Class A shares of Pennsylvania Series, assuming reinvestment of all dividends and distributions, Lipper's Average of Pennsylvania tax-free funds and the Lehman Municipal Bond Index



        FUND CLASS A SHARE  AT MAXIMUM       LIPPER'S AVERAGE       LIPPER'S
        NET ASSETT VALUE    OFFERING PRICE   PA TAX-FREE FUNDS   MUNI BOND INDEX

2/3/92    10,468              9,966          10,000              10,000

1992      12,452              11,855         10,680              10,558

1993      11,489              10,937         11,967              12,044

1994      13,215              12,581         11,509              12,165

1995      13,966              13,296         12,864              15,938

1996      15,136              14,409         13,542              16,885




Average Annual Total Return
for Class A Shares(1)
                        Life of Series
        1 Year  5 Years 2/3/92-10/31/97
        3.20%   6.59%   6.57%


Comparison of changes in value of a $10,000 investment in Class A shares of Michigan Series, assuming reinvestment of all dividends and distributions, Lipper's Average of Michigan tax-free funds and the Lehman Municipal Bond Index


        FUND CLASS A SHARE  AT MAXIMUM       LIPPER'S AVERAGE       LIPPER'S
        NET ASSETT VALUE    OFFERING PRICE   PA TAX-FREE FUNDS   MUNI BOND INDEX

12/1/92   11,600              11,044              10,000         10,000

1993      10,754              10,238              11,190         11,207

1994      12,409              11,814              10,812         12,016

1995      13,095              12,467              12,638         14,796

1996      14,173              13,492              13,265         15,675




Average Annual Total Return
for Class A Shares(1)
                Life of Series
        1 Year  12/1/92-10/31/97
        3.00%   6.28%





Comparison of changes in value of a $10,000 investment in Class A shares of Georgia Series, assuming reinvestment of all dividends and distributions, Lipper's Average of Georgia tax-free funds and the Lehman Municipal Bond Index.

      FUND CLASS A SHARE    AT MAXIMUM       LIPPER'S AVERAGE       LIPPER'S
        NET ASSETT VALUE    OFFERING PRICE   PA TAX-FREE FUNDS   MUNI BOND INDEX

1994                                              10,000              10,000

1995      11,315              10,772              11,391              11,445

1996      12,071              11,492              11,996              12,125

1997      13,189              12,556              12,972              13,363



Average Annual Total Return
for Class A Shares(1)
                Life of Series
        1 Year  12/27/94-10/31/97
        4.00%   8.31%



(1)Total return is the percent change in value, after deduction of the maximum initial sales charge of 4.75%, applicable to Class A shares with all dividends and distributions reinvested for the periods shown ending October 31, 1996 using the SEC-required uniform method to compute such return. Except for Florida, a portion of each Series' management fee has been waived. (2)Data reflects the deduction of the maximum initial sales charge of 4.75%, applicable to Class A shares. (3)Source: Lipper Analytical Services. (4)Performance numbers for the unmanaged Lehman Municipal Bond Index do not reflect transaction costs or management fees. An investor cannot invest directly in the Index. This Index is composed of municipal bonds from many different states and, therefore, it may not be a valid comparison to a single-state municipal bond portfolio, such as each Series. (5)Performance reflects NAV.

LORD ABBETT

Statement of Additional Information                           March 1, 1998

                                   Lord Abbett
                                    Tax-Free
                                  Income Trust

-----------------------------------------------------------------------------


This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated March 1, 1998.

Lord Abbett Tax-Free Income Trust (the "Fund") was organized as a Massachusetts business trust on September 11, 1991. The Fund's Board of Trustees has authority to create separate series of shares of beneficial interest, without further action by shareholders. To date, the Fund has four series of shares: the Florida Series, the Georgia Series, the Michigan Series and the Pennsylvania Series (each a "Series"). The Florida Series consists of two classes of shares: Class A and Class C. The other Series consist of a single class of shares only: Class A. Although no present plans exist, further series and/or classes may be added in the future. The Investment Company Act of 1940, as amended (the "Act") requires that where more than one series exists, each series must be preferred over all other series in respect of assets specifically allocated to such series.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of the Rule.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. In addition, you can make inquiries through your dealer.

TABLE OF CONTENTS                                                      Page

 1.      Investment Policies                                           2
 2.      Trustees and Officers                                         9
 3.      Investment Advisory and Other Services                        11
 4.      Portfolio Transactions                                        13
 5.      Purchases, Redemptions
         and Shareholder Services                                      14
 6.      Taxes                                                         19
 7.      Risk Factors Regarding Investments in Florida, Georgia
         Michigan, Pennsylvania and Puerto Rico Municipal Bonds        20
 8.      Past Performance                                              25
 9.      Further Information About the Trust                           26
10.      Financial Statements                                          27

                                       1.
                               Investment Policies

FUNDAMENTAL INVESTMENT RESTRICTIONS
Each Series may not: (1) borrow money (except that (i) the Series may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law); (2) pledge its assets (other than to secure borrowings or to the extent permitted by the Series' investment policies as permitted by applicable law; (3) engage in the underwriting of securities except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Series may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that each Series may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding tax-exempt securities financing facilities in the same industry or issued by nongovernmental users and securities of the U.S. Government, its agencies and instrumentalities); or (7) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by change in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the investment restrictions above which cannot be changed without shareholder approval, we also are subject to the following non-fundamental investment policies which may be changed by the Board of Trustees without shareholder approval. Each Series may not: (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 deemed to be liquid by the Board of Trustees; (4) invest in securities of other investment companies, except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years of continuous operation, if more than 5% of such Series' total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. government, its agencies or instrumentalities); (6) hold securities of any issuer when more than 1/2 of 1% of the issuer's securities are owned beneficially by one or more of the Series' officers or trustees or by one or more partners of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;
(7) invest in warrants if, at the time of acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of such Series' total assets (included within such limitation, but not to exceed 2% of such Series' total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange; (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that such Series may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as they may be amended from time to time; or (10) buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than shares of beneficial interest in a Series of the Fund.

With respect to each Series, there is no fundamental policy or restriction with respect to diversification, but each Series will be required to meet the diversification rules under Subchapter M of the Internal Revenue Code.

While each of the Series may take short-term gains if deemed appropriate, normally, the Series will hold securities in order to realize interest income exempt from federal income tax and, where applicable, its state's personal income tax, consistent with reasonable risks. For the fiscal year ended October 31, 1997 the portfolio turnover rates for the Florida, Georgia, Michigan and Pennsylvania Series were 106.32%, 90.40%, 68.50% and 70.99%, respectively, versus 167.95%, 72.53%, 85.26% and 78.30%, respectively for the prior year. The liquidity of a Rule 144A security will be a determination of fact for which the trustees are ultimately responsible. However, the trustees may delegate the day-to-day function of such determinations to Lord Abbett, subject to the Trustees' oversight. Examples of factors which the trustees may take into account with respect to a Rule 144A security include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security and the nature of the security and the nature of the marketplace (e.g., the time period needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

OTHER INVESTMENT RESTRICTIONS (WHICH CAN BE CHANGED WITHOUT SHAREHOLDER
APPROVAL)

Municipal Bonds

In general, municipal bonds are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and Puerto Rico and by their political subdivisions, agencies and instrumentalities. Municipal bonds are issued to obtain funds for various public purposes, including the construction of bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. They may be used to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to lend to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term "municipal bonds" includes certain types of "private activity" bonds including industrial development bonds issued by public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain facilities for water supply, gas, electricity, or sewerage or solid waste disposal. Under the Tax Reform Act of 1986, as amended, substantial limitations have been imposed on new issues of municipal bonds to finance privately-operated facilities. The interest on municipal bonds generally is excludable from gross income for federal income tax purposes of most investors. The two principal classifications of municipal bonds are "general obligation" and limited obligation or "revenue bonds." General obligation bonds are secured by the pledge of the faith, credit and taxing power of the municipality for the payment of principal and interest. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. "Private activity" bonds, including industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the faith, credit or taxing power of the municipality. The credit quality of such municipal bonds usually is directly related to the credit standing of the user of the facilities. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

The yields on municipal bonds are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("Standard & Poor's") and Fitch Investors Service ("Fitch") represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.

DESCRIPTION OF FOUR HIGHEST MUNICIPAL BOND RATINGS

Moody's describes its four highest ratings for municipal bonds as follows:

" Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well."

Standard & Poor's describes its four highest ratings for municipal bonds as follows:

"AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions are changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation."

Fitch describes its four highest ratings for municipal bonds as follows:

"AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category."


OPTIONS AND FINANCIAL FUTURES TRANSACTIONS

GENERAL. Each Series may engage in futures and options transactions in accordance with its investment objective and policies. Each Series intends to engage in such transactions if it appears advantageous to the Series to do so, in order to pursue its investment objective, to hedge against the effects of fluctuating interest rates and to stabilize the value of its assets. The use of futures and options and possible benefits and attendant risks are discussed below, along with information concerning certain other investment policies and techniques.

FINANCIAL FUTURES CONTRACTS. Each Series may enter into financial futures contracts for the future delivery of a financial instrument, such as a security or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or market conditions which otherwise might adversely affect the value of securities which the Series holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery in the case of fixed-income securities pursuant to the contract, adjustments are made which reflect differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. Each Series will not enter into any futures contracts or options on futures contracts if the aggregate of the market value of the outstanding futures contracts of each Series and futures contracts subject to outstanding options written by each Series would exceed 50% of the total assets of each Series.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Each Series will incur brokerage fees when it purchases or sells contracts and will be required to maintain margin deposits. At the time each Series enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce a Series' return. Futures contracts entail risks. If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the Series overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. The degree of difference in price movements between futures contracts and the securities being hedged depends upon such things as variations in speculative market demand for futures contracts and debt securities and differences between the securities being hedged and the securities underlying the futures contracts, e.g., interest rates, tax status, maturities and creditworthiness of issuers. While interest rates on taxable securities generally move in the same direction as interest rates on municipal bonds, frequently there are differences in the rate of such movements and temporary dislocations. Accordingly, the use of a financial futures contract on a taxable security or a taxable securities index may involve a greater risk of an imperfect correlation between the price movements of the futures contract and of the municipal bond being hedged than when using a financial futures contract on a municipal bond or a municipal bond index. In addition, the market prices of futures contracts may be affected by certain factors. For example, if participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the investment adviser still may not result in a successful hedging transaction. If any of these events should occur, a Series could lose money on the financial futures contracts and also on the value of its portfolio securities.

OPTIONS ON FINANCIAL FUTURES CONTRACTS. Each Series may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. Each Series would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Series may expire worthless, in which case that Series would lose the premium paid therefor.

OPTIONS ON SECURITIES. Each Series may write (sell) covered call options on securities so long as it owns securities which are acceptable for escrow purposes and may write secured put options on securities, which means that, so long as a Series is obligated as a writer of a put option, it will invest an amount not less than the exercise price of the put option in eligible securities. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price during the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. Each Series may write or purchase spread options, which are options for which the exercise price may be a fixed-dollar spread or yield spread between the security underlying the option and another security it does not own, but that is used as a benchmark. The exercise price of an option may be below, equal to or above, the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows each Series to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times a Series might like to establish a position in securities upon which call options are available. By purchasing a call option, a Series is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market because the Series is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

During the option period, the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the covered call option writer has to sell the underlying security because of the exercise of the call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option, minus the premium received.

OVER-THE-COUNTER OPTIONS. As indicated in the Prospectus, each Series may deal in over-the-counter traded options ("OTC options"). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation and there is a risk of nonperformance by the dealer, as a result of the insolvency of such dealer or otherwise, in which event the Fund Series may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and a wider range of expiration dates and exercise prices, than are exchange- traded options. Since there is no exchange, normally pricing is done by reference to information from market makers, which information is carefully monitored by the Series' investment adviser and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, each Series may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Series writes an OTC option, generally it can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Series originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes, while it is obligated as a put writer. Similarly, a purchaser of such put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Fund understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Fund and its investment adviser disagree with this position and believe that dealers with which they intend to engage in OTC options transactions are, generally, agreeable to and capable of entering into closing transactions. The Fund has adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of each Series' portfolio. A description of such procedures is set forth below.

Each Series will only engage in OTC options transactions with dealers that have been specifically approved by the trustees of the Fund. The Series and their investment adviser believe that such dealers present minimal credit risks to the Series and, therefore, should be able to enter into closing transactions, if necessary. The Series will not engage in OTC options transactions if the amount invested by a Series in OTC options, plus a "liquidity charge" related to OTC options written by such Series, plus the amount invested by such Series in illiquid securities, would exceed 10% of the Series' net assets. The "liquidity charge" referred to above is computed as described below.

The Fund anticipates entering into agreements with dealers to which the Series sell OTC options. Under these agreements, a Series would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option, for such purposes, will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a Series to repurchase a specific OTC option written by the Series, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

OPTIONS ON SECURITIES INDICES. Each Series also may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Series owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Series can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities which a Series owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Series bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When a Series writes an option on a securities index, it will be required to deposit with its custodian, and mark-to-market eligible securities equal in value to at least 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where a Series writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Series will segregate and mark-to-market until the option expires or is closed out, cash or equivalents equal in value to such excess.

Options on futures contracts and index options involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Series may expire worthless, in which case the Series would lose the premium paid therefor.

DELAYED DELIVERY TRANSACTIONS. Each Series may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by a Series to purchase or sell securities, with payment and delivery to take place in the future, in order to secure what is considered to be an advantageous price or yield to the Series at the time of entering into the transaction. When a Series enters into a delayed delivery purchase, it becomes obligated to purchase securities and it has all the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Series makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Series makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. Each Series, generally, has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

To the extent a Series engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage or to speculate in interest rate changes. A Series will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but each Series reserves the right to sell these securities before the settlement date if deemed advisable.

REGULATORY  RESTRICTIONS.  To the  extent  required  to comply  with  applicable
Securities and Exchange Commission requirements, when purchasing a futures contract, writing a put option or entering into a delayed delivery purchase, each Series will maintain in a segregated account cash or liquid high-grade securities equal to the value of such contracts.

To the extent required to comply with Commodities Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, no Series will enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by the Series plus premiums paid by it for open options on futures would exceed 5% of that Series' total assets. No Series will engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Series holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high-quality money market instruments set aside in an identifiable manner and (3) cash proceeds from investments due in 30 days.

                                       2.
                              Trustees and Officers

The following trustees are partners of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. They have been associated with Lord Abbett for over five years and are also officers and/or directors or trustees of the twelve other Lord Abbett-sponsored funds including those described under "Purchases, Redemptions and Shareholder Services." They are "interested persons" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plans described in the Prospectus.

Robert S. Dow, age 52, Chairman and President
E. Wayne Nordberg, age 59 Vice President

The following outside trustees are also directors or trustees of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Courtroom Television Network
600 Third Avenue
New York, New York

Chief Executive Officer of Courtroom Television Network. Formerly President and Chief Executive Officer of Time Warner Cable Programming, Inc. Prior to that, formerly President and Chief Operating Officer of Home Box Office, Inc. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 67.

John C. Jansing 162 S. Beach Road Hobe Sound, Florida Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 72.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994 - 1997). Prior to that, he was Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992 - 1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J.B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 64.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company.  Age 69.

Thomas J. Neff
Spencer Stuart U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart U.S., an executive search consulting firm. Age 60.

The second column of the following table sets forth the compensation accrued for the Fund's outside trustees. The third and fourth columns set forth information with respect to the retirement plan for outside trustees maintained by the Lord Abbett-sponsored funds. The fifth column sets forth the total compensation payable by such funds to the outside trustees. No trustee of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a trustee or officer.


                                For the Fiscal Year Ended October 31, 1997
         (1)                  (2)                  (3)                    (4)
                                               Pension or             For Year Ended
                                               Retirement Benefits    December 31, 1997
                                               Accrued by the         Total Compensation
                           Aggregate           Fund and               Accrued by the Fund and
                           Compensation        Twelve Other Lord      Twelve Other Lord
                           Accrued by          Abbett-sponsored       Abbett-sponsored
Name of Director           the Fund1                Funds2            Funds3

E. Thayer Bigelow          $1,208              $17,068                $56,000
Stewart S. Dixon           $1,187              $32,190                $55,000
John C. Jansing            $1,187              $45,085                $55,000
C. Alan MacDonald          $1,234              $30,703                $57,400
Hansel B. Millican, Jr.    $1,198              $37,747                $55,000
Thomas J. Neff             $1,203              $19,853                $56,000

1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors is being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors.

2. The amounts in Column 3 were accrued by the Lord Abbett-Sponsored Funds for the 12 months ended October 31, 1997 with respect to the equity based plans established for independent directors in 1996. This plan supersedes a previously approved retirement plan for all future directors. Current directors had the option to covert their accrued benefits under the retirement plan. All of the outside directors except one made such an election. Each plan also provides for a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits.

3. This column shows aggregate compensation, including trustees fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1997. The amounts of the aggregate compensation payable by the Fund as of October 31, 1997 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $3,670 ; Mr. Dixon, $ 2,595; Mr. Jansing, $ 5,976 ; Mr. MacDonald, $ 2,510; Mr. Millican, $ 5,991, and Mr. Neff, $ 5,994. If the amounts deemed invested in Fund shares were added to each director's actual holdings of Fund shares as of October 31, 1997, each would own the following: Mr. Bigelow, 737 shares; Mr. Dixon, 524 shares; Mr. Jansing, 1,203 shares; Mr. McDonald, 507 shares; Mr. Millican, 1,206 shares; and Mr. Neff, 1,196 shares.

4. Mr. Jansing chose to continue to receive benefits under the retirement plan which provides that outside directors (Trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. This, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.


Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Allen, Brown, Carper, Ms. Foster, Messrs. Hilstad, Morris, Noelke and Walsh are partners of Lord Abbett; the others are employees: Zane Brown, age 46, Executive Vice President; Paul A. Hilstad, age 55, Vice President and Secretary (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); John Mousseau, age 41; Philip Fang, age 32, Executive Vice Presidents; Stephen I. Allen, age 44; Zane E. Brown, age 44; Daniel E. Carper, age 46; Daria L. Foster, age 43; Lawrence H. Kaplan, age 41 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.); Thomas F. Konop, age 55; Robert G. Morris, age 53, Robert J. Noelke, age 41; A. Edward Oberhaus, age 38; Keith F. O'Connor, age 42; John J. Walsh, age 61, Vice Presidents; and Donna M. McManus, age 37, Treasurer (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche
LLP)..

The Fund does not hold regular annual meetings of shareholders. Under the Fund's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Fund or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Fund's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of the shares of the Fund outstanding and entitled to vote at the meeting.

As of February 28, 1998 our officers and trustees as a group owned less than 2.6%of our outstanding shares.

                                       3.
                     Investment Advisory and Other Services

As described under "Our Management" in the Prospectus, Lord Abbett is the Fund's investment manager. Ten of the twelve general partners of Lord Abbett, all of whom are officers and/or trustees of the Fund, are: Stephen I. Allen, Zane E. Brown, Daniel E. Carper, Robert S. Dow, Daria L. Foster, Paul A. Hilstad, Robert
G. Morris, Robert J. Noelke, E. Wayne Nordberg and John J. Walsh. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. The other general partners of Lord Abbett who are neither officers nor directors of the Fund are W. Thomas Hudson and Michael McLaughlin.

The services performed by Lord Abbett are described under "Our Management" in the Prospectus. Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets of each Series for each month, at the annual rate of .5 of 1%. For the Florida Series, this fee is allocated among the Class A and Class C shares based on the class' proportionate share of the average daily net assets of the Series. In addition, we pay all expenses not expressly assumed by Lord Abbett, including without limitation 12b-1 expenses; outside trustees' fees and expenses; association membership dues; legal and auditing fees; taxes; transfer and dividend disbursing agent fees; shareholder servicing costs; expenses relating to shareholder meetings; expenses of preparing, printing and mailing share certificates and shareholder reports; expenses of registering our shares under federal and state securities laws; expenses of preparing, printing and mailing prospectuses to existing shareholders; insurance premiums and brokerage and other expenses connected with executing portfolio transactions.

Although not obligated to do so, Lord Abbett may waive all or part of its management fees and may assume other expenses of the Series. Subsequently, Lord Abbett may charge these fees and/or omit these subsidies on a partial or complete basis.

The Fund's Management Agreement provides for each Series to repay Lord Abbett without interest for subsidized expenses on and after the first day of the calendar quarter after the net assets of a Series first reaches $50 million (the "commencement date") and until the net assets reach $100 million, provided the ratio of operating expenses of the Series (determined before taking into account any fee waiver or expense assumption) to average net assets is less than .85% and the amount repaid is equal in dollars to the difference between the expenses included in the determination of such expense ratio and those at an expense ratio of .85%. Beginning on the first day of the calendar quarter after the net assets of a Series first reach $100 million, the repayment of expenses shall be measured by the difference between the expenses included in the determination of each Series expense ratio and those at an expense ratio of

1.05%. A Series shall not be obligated to repay any such expenses after the earlier of the termination of the Management Agreement or the end of five full fiscal years after the commencement date.

As of October 31, 1997, other expenses reimbursed by Lord Abbett and not repaid by the Georgia Series amount to $40,765. For the fiscal year ended October 31, 1997, Lord Abbett repaid $59,788 in the Georgia Series management fees.

Gross management fees, management fees waived and net management fees for each Series for the years ended October 31, 1997, 1996 and 1995 respectively, were as follows:

SERIES                                      1997
                           GROSS            MANAGEMENT        NET
                           MANAGEMENT       FEES              MANAGEMENT
                           FEES             WAIVED            FEES
Florida                    $760,504            --             $760,504
Pennsylvania               $464,836         $34,734           $430,102
Michigan                   $261,943         $45,360           $216,583
Georgia                    $59,788          $59,788             --

SERIES                                      1996
                           GROSS            MANAGEMENT        NET
                           MANAGEMENT       FEES              MANAGEMENT
                           FEES             WAIVED            FEES
Florida                    $835,177         $28,910           $806,267
Pennsylvania               $465,181         $62,240           $402,941
Michigan                   $268,578         $152,438          $116,140
Georgia                    $40,660          $40,660            --

SERIES                                      1995
                           GROSS            MANAGEMENT        NET
                           MANAGEMENT       FEES              MANAGEMENT
                           FEES             WAIVED            FEES
Florida                    $874,245         $248,100          $626,145
Pennsylvania               $439,853         $126,160          $313,693
Michigan                   $249,286         $249,286            --
Georgia                    $13,900          $13,900             --

Expenses of the Georgia Series assumed by Lord Abbett for each of the years ended October 31, 1996 and 1995 were $24,665 and $16,100, respectively.

Lord Abbett has given the Fund the right to use the identifying name "Lord Abbett" and this right may be withdrawn if Lord Abbett ceases to be the Fund's investment manager.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of the Fund and must be approved at least annually by our trustees to continue in such capacity. They perform audit services for the Fund including the audit of financial statements included in our annual report to shareholders.


Bank of New York, 48 Wall Street, New York, New York 10286, serves as the Fund's custodian.

                                       4.
                             Portfolio Transactions

Purchases and sales of portfolio securities usually will be principal transactions and normally such securities will be purchased directly from the issuer or from an underwriter or purchased from or sold to a market maker for the securities. Therefore, the Fund usually will pay no brokerage commissions on such transaction. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from or sales to dealers serving as market makers will include a dealer's markup or markdown. Principal transactions, including riskless principal transactions, are not afforded the protection of the safe harbor in
Section 28 (e) of the Securities Exchange Act of 1934.

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including dealer markups and markdowns and any brokerage commissions. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for negotiation of prices and any commissions.

We may pay a brokerage commission on the purchase or sale of a security that could be purchased from or sold to a market maker if our net cost of the purchase or the net proceeds to us of the sale are at least as favorable as we could obtain on a direct purchase or sale. Brokers who receive such commissions may also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases and may include the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

During the fiscal years ended October 31, 1997, 1996 and 1995, we paid no commissions to independent brokers.


                                       5.
                 Purchases, Redemptions and Shareholder Services

Information concerning how we value our shares for the purchase and redemption or repurchase of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

As disclosed in the Prospectus, we calculate net asset value and are otherwise open for business on each day that the New York Stock Exchange ("NYSE") is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Securities in our portfolio are valued at their market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over- the-counter securities not traded on the NASDAQ National Market System market are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the trustees.

Although our shares are continuously offered, we are under no obligation to maintain the offering or its terms, and the offering may be suspended, changed or withdrawn. The sales agreements between Lord Abbett and independent securities dealers provide that all orders are subject to acceptance in New York and that the right is reserved to reject any order.

The net asset value per share for the Class C shares of the Florida Series will be determined in the same manner as for the Class A shares (net assets divided by outstanding shares). The Class C shares of the Florida Series will be sold at net asset value.

The maximum offering prices of our Class A shares on October 31, 1997 were computed as follows:


                                             FLORIDA       PENNSYLVANIA
SERIES                                       SERIES        SERIES
Net asset value per share (net assets
divided by shares outstanding) .................$4.87      $5.14

Maximum offering price per share (net
asset value divided by .9525) ..................$5.11      $5.40

                                             GEORGIA        MICHIGAN
                                             SERIES         SERIES
Net asset value per share (net assets        $5.31          $5.06
divided by shares outstanding)

Maximum offering price per share (net        $5.57          $5.31
asset value divided by .9525)



The offering prices of our Class C shares on October 31, 1997 were computed as follows:

                                               Florida
Net asset value per share (net assets
divided by shares outstanding) .................$4.87

The Fund has entered into a distribution agreement with Lord Abbett Distributor under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For our last three fiscal years, Lord Abbett as our principal underwriter received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:






                    Year Ended        Year Ended                Year Ended
                    Oct. 31, 1997     Oct. 31, 1996             Oct. 31, 1995
                    -------------     -------------             -------------

Gross sales charge   $870,073         $970,316                  $1,438,904


Amount allowed
to dealers           $769,150         $848,058                  $1,265,847
                     --------         --------                  ----------


Net commissions received
by  Lord Abbett     $ 100,923         $ 122,258                 $ 173,057
                    ========           =========                 ==========



CLASS A AND CLASS C RULE 12B-1 PLANS. As described in the Prospectus, each Series has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Act for the Class A shares (all Series) and the Class C shares (Florida Series only): the "A Plans" and the "C Plan," respectively. The A Plans each become effective when the required level of net assets for each Series is reached. The Florida Series' A Plan became effective October 1, 1992. The Pennsylvania Series' A Plan will become effective on April 1, 1998. In adopting a Plan for each class of each Series and in approving its continuance, the trustees have concluded that, based on information provided to Lord Abbett, there is a reasonable likelihood that each Plan will benefit its respective class and each class' shareholders. The expected benefits include greater sales, lower redemptions of Class shares, which should allow each class to maintain a consistent cash flow and a higher quality of service to shareholders by dealers than would otherwise would be the case. During the last fiscal year, the Fund paid $355,311 and $77,158 through Lord Abbett to dealers pursuant to the Florida Series' A Plan and C Plan, respectively. The A Plans for the Georgia and Michigan Series are not yet effective. Lord Abbett used all amounts received under the Florida Series' A and C Plans for payments to dealers for (i) providing continuous services to the Florida Series' shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing Class A and C shares of the Series, respectively.

Each Plan requires the trustees to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the trustees and of the trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside trustees"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially the amount spent for distribution expenses without approval by a majority of the outstanding voting securities of relevant class of the Series in question and the approval of a majority of the trustees, including a majority of the outside trustees. Each Plan may be terminated at any time by vote of a majority of the outside trustees or by vote of a majority of the outstanding voting securities of the relevant class of the Series in question.

CONTINGENT DEFERRED SALES CHARGES. A Contingent Deferred Sales Charge ("CDSC") applies upon early redemption of shares, regardless of class and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) is not imposed on the amount of your share value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions).

CLASS A SHARES. As stated in the Prospectus, a CDSC is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a Series has paid the one-time 1% 12b-1 sales distribution fee if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

CLASS C SHARES. (Florida Series only.) As stated in the Prospectus, if Class C shares of the Florida Series are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the Florida Series on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of the Florida Series' Class C shares.

GENERAL. With respect to Class A shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. In the case of both Class A and Class C shares, the CDSC is received by the applicable Series and is intended to reimburse all or a portion of the amount paid by the Series if the shares are redeemed before the Series has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Series.

The other funds and series which participate in the Telephone Exchange Privilege (except (a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), (b) certain series of Lord Abbett Tax-Free Income Fund and the Fund for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid to the fund in which the original purchase (subject to a CDSC) occurred. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC on behalf of other Lord Abbett funds. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower CDSC at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed 1% of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund or series paid a 12b-1 fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares) or for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares, and series of Lord Abbett Research Fund not offered to the general public ("LARF").

STATEMENT OF INTENTION. Under the terms of the Statement of Intention to invest $100,000 or more over a 13-month period as described in the Prospectus, shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF, LARF and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our trustees, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory- account basis. For purposes of this paragraph, the terms "trustees" and "employees" include a trustee's or employee's spouse (including the surviving spouse of a deceased trustee or employee). The terms "our trustees" and "employees of Lord Abbett" also include other family members and retired trustees and employees.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, and (f) through Retirement Plans with at least 100 eligible employees. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has business relationships.

Our shares may be issued at net asset value in exchange for the assets, subject to possible tax adjustment, of a personal holding company or an investment company. There are economies of selling efforts and sales-related expenses with respect to offers to these investors and those referred to above.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 30 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLANS. The Systematic Withdrawal Plan (the "SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including Roth and Simple IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                      Taxes

Each Series will be treated as a separate entity for federal income tax purposes. As a result, the status of each Series as a regulated investment company is determined separately by the Internal Revenue Service.

Limitations imposed by the Internal Revenue Code of 1986, as amended, on regulated investment companies may restrict the Fund's ability to engage in the writing of call options, in financial futures transactions or in other investment techniques and practices. In addition, in order to qualify for exemption from state and local personal property taxes in Florida and Pennsylvania, each Series may be required to refrain from engaging in transactions, techniques or practices it is otherwise permitted to engage in or to dispose of investments attributable to such transactions each year before the relevant "statutory assessment dates."

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund may not be deductible, in whole or in part, for federal or for state or local personal income tax purposes. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of acquiring or carrying shares of the Fund even though the borrowed funds may not be directly traceable to the purchase of shares.

Our shares may not be an appropriate investment for "substantial users" of facilities financed by industrial development bonds, or persons related to such "substantial users." Such persons should consult their tax advisers before investing in shares of the Fund.

Certain financial institutions, like other taxpayers, may be denied a federal income tax deduction for the amount of interest expense allocable to an investment in the Fund and the deduction for loss reserves available to property and casualty insurance companies may be reduced by a specified percentage as a result of their investment in the Fund.

The value of any shares redeemed by the Fund or repurchased or otherwise sold may be more or less than your tax basis at the time the redemption, repurchase or sale is made. Any gain or loss generally will be taxable for federal income tax purposes. Any loss realized on the sale, redemption or repurchase of Fund shares held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distribution designated by the Fund as a "capital gains distribution" received with respect to such shares. Moreover, shareholders will not be allowed to recognize for tax purposes any capital loss realized on the redemption or repurchase of Fund shares which they have held for six months or less to the extent of any tax-exempt distributions received on the shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

Each Series will be subject to a 4% nondeductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise taxes.

The foregoing discussion relates solely to U. S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the U. S. and foreign tax consequences of the ownership of shares of a Series, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes to non-United States persons who own Series shares.

Except as otherwise discussed in the Prospectus, the receipt of dividends and distributions from the Fund may be subject to tax under the laws of state or local tax authorities. You should consult your tax adviser on state and local tax matters.



                                       7.
                      Risk Factors Regarding Investments In
    Florida, Georgia, Michigan, Pennsylvania And Puerto Rico Municipal Bonds

The following information is a summary of special factors affecting the states and territory indicated. It does not purport to be complete or current and is based upon information and judgments derived from public documents relating to such states and territory and other sources. The Trust has not verified any of this data.

FLORIDA BONDS

The State of Florida is, in terms of population, one of the largest states in the United States. The State is the fastest growing of the eleven largest states. Its population includes a large proportion of senior citizens who have moved to the State after retirement. In 1997, the share of the State's working age population (18-59) to total State population was approximately 54%. That share is not expected to change appreciably into the twenty-first century. Because Florida has a proportionally greater retirement-age population than the rest of the nation and the southeast, property income (dividends, interest and rent) and transfer payments (Social Security and pension benefits, among other sources of income) are, relatively, a more important source of income.

The service sector is Florida's largest employer. While structurally the southeast and the nation are endowed with a greater proportion of manufacturing jobs, which tend to pay higher wages than some types of service jobs, service employment has tended to be less sensitive to business cycle swings. Florida has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. These kinds of jobs have tended to be less cyclical than other forms of manufacturing employment. Although Florida's dependence on the construction and construction-related manufacturing sectors has declined in recent years, these highly cyclical sectors still remain an important part of Florida's economic outlook. The tourism industry also remains one of Florida's most important industries. Although the growing sophistication of the Florida tourism industry has, to a degree, resulted in a reduction in its seasonality, the tourism industry still has a considerable seasonal component.

For fiscal year 1996-97, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $16,617.4 million, a 6.7% increase over 1995-96. The $15,568.7 million in Estimated Revenues represent a 6.3% increase over the analogous figure in 1995-96. With combined General Revenue, Working Capital Fund, and Budget Stabilization Fund appropriations at $15,537.2 million, unencumbered reserves at the end of 1996- 97 are estimated at $1,080.0 million.

As of July 1997, estimated fiscal year 1997-98 General Revenue plus Working Capital and Budget Stabilization funds available total $17,553.9 million, a 5.6% increase over 1996-97. The $16,321.6 million Estimated Revenues represent an increase of 4.8% over the previous year's Estimated Revenues. With combined General Revenue, Working Capital Fund and Budget Stabilization Fund appropriations at $16,716.5 million, unencumbered reserves at the end of the fiscal year 1997-98 are estimated at $837.4 million.

Financial operations of the State of Florida, covering all receipts and expenditures, are maintained through the use of four fund types: the General Revenue Fund, the Trust Funds, the Working Capital Fund, and the Budget Stabilization Fund. The General Revenue Fund receives the majority of State tax revenues. The greatest single source of tax receipts in Florida is the sales and use tax, a more volatile and unreliable revenue source than a personal income tax, which is not used in Florida. The Trust Funds consist of monies received by the State which under law or a trust agreement are segregated for a purpose authorized by law. Revenues in the General Revenue Fund which are in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund. Pursuant to a constitutional amendment which was ratified by the voters on November 8, 1994, the rate of growth in state revenues in a given fiscal year is limited to no more than the average annual growth in Florida personal income over the previous five years. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless 2/3 of the members of both houses of the state legislature vote to raise the limit. The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each State fiscal year.

GEORGIA BONDS

In the summer of 1997, preliminary figures on the largest sources of employment by industry group within the State for 1996 were, in descending order: services, wholesale and retail trade; manufacturing; government; transportation and other public utilities; finance, insurance and real estate; contract construction and mining. The unemployment rate of the civilian labor force in the State as of May 1997 was 4.4%. Per capita income during 1996 was $22,709 in Georgia (as compared with $24,231 in the United States).

As of August 28, 1997, State Treasury receipts for the year ending June 30, 1996 were estimated to be $11.324 billion, representing a 1.41% increase over receipts collected during the prior year. The State's personal income tax, which has a graduated scale of 1% to 6% and the corporate income tax which has a rate of 6%, accounted for 44% of the State's total revenue collections in 1996. The State's general sales and use tax accounted for 34% of such revenue collections.

The Georgia Constitution provides that the State may incur public debt of two types for public purposes: (1) general obligation debt and (2) guaranteed revenue debt. General obligation debt may be incurred (i) to acquire, construct,
develop,  extend,  enlarge  or  improve  land,  waters,  property,   highways,
buildings, structures, equipment or facilities of the State, its agencies, departments, institutions and certain State Authorities; (ii) to provide educational facilities for county and independent school systems; (iii) to provide public library facilities for county and independent school systems, counties, municipalities, and boards of trustees of public libraries or boards of trustees of public library systems; (iv) to make loans to counties, municipal corporations, political subdivisions, local authorities and other local governmental entities for water or sewage facilities or systems; and (v) to make loans to local governmental entities for regional or multi-jurisdictional solid waste recycling or solid waste facilities or systems. Guaranteed revenue debt may be incurred by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State.

As of August 28, 1997, the outstanding principal amount of indebtedness of the State was $5.071 billion, and the total debt per capita was equal to $689.64, representing 3.31% of personal income. Although economic growth in Georgia has slowed since the end of the 1996 Olympics, there has not been a significant drop off from pre-Olympic growth rates.

MICHIGAN BONDS

Michigan's economy remains heavily concentrated in the manufacturing sector, and the State's automobile industry remains an important component of this sector. Because of this link to the manufacturing sector, the State's economy is potentially more volatile than those of other states with more diverse economies. At $24,945, the State's per capita income stood slightly higher than the national level of $24,426 in 1996. Renewed state economic growth has caused the Michigan unemployment rate to remain in step or slightly below the U.S. unemployment rate in recent years, running counter to a 27-year trend of Michigan having a higher unemployment rate than the national average.

As a result of legislative action in 1993, and a statewide referendum in 1994, the State has made major changes in the financing of local public schools. Most local property taxes, which had been the primary source of school financing, have been repealed. They have been replaced by other revenues with the principal replacement revenue being an increased sales tax. These additional revenues will be included within the State's constitutional revenue limitations and may have an impact on the State's ability to raise additional revenues in the future.

The unreserved fund balance for the General Fund at the close of fiscal year 1995-96 was distributed, by statute, as follows: the first $10 million was distributed for arts and cultural facility capital outlay grants; the next $10 million was used to fund state agency special maintenance costs; the third $10 million was used for aeronautics projects; and a remaining amount of $91.3 million was transferred to the State's Budget Stabilization Fund. With respect to other funds, the State Constitution requires that any prior year's surplus or deficit in any fund be included in the Succeeding year's budget for that fund.

During the fiscal year ended September 30, 1997 the State's level of general obligation debt decreased to $655.2 million, and total special obligation debt increased by $157.3 million to $2,490.4 million. Other state-related revenue debt increased $70.5 million to $2,274.4 million during the 1996-97 fiscal year.

In 1978, the Michigan Constitution was amended to limit the amount of total State revenues raised from taxes and other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or the average of the prior three calendar years, whichever is greater. The percentage is fixed by the amendment to equal the ratio of the 1978-79 fiscal year revenues to total 1977 State personal income. The State may, however, raise taxes in excess of the limit for emergencies, when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

PENNSYLVANIA BONDS

GENERAL. Historically, Pennsylvania has been identified as a heavy industry state, although that reputation has changed with the decline of the coal, steel and railroad industries and the resulting diversification of Pennsylvania's industrial composition. The major new sources of growth are in the services sectors, including trade, medical and health services, education and financial institutions.

REVENUES AND EXPENDITURES. Pennsylvania utilizes the fund method of accounting. The General Fund, the Commonwealth's largest and principal operating fund, receives all tax revenues, non-tax revenues, and federal grants and entitlements that are not specified by law to be deposited elsewhere. Debt service on all bond obligations, except those issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund. The Pennsylvania Constitution mandates that total operating budget appropriations made by the Commonwealth's General Assembly may not exceed the sum of (a) the actual and estimated revenues in a given year, and (b) the surplus of the preceding year.

Fiscal 1997 public health and human services expenditures were $13.4 billion. For fiscal 1998, $13.8 billion has been appropriated for these purposes, and increase of 3.5 percent. Of the fiscal 1998 expenditures, $5.7 billion will be from the General Fund. These programs are the largest single component of combined state and federal spending in the Commonwealth's operating budget.

The fiscal years 1992 through 1996 were years of recovery from the recession in 1990 and 1991. The recovery fiscal years were characterized by modest economic growth and low inflation rates. These economic conditions, combined with several years of tax reductions following the various tax rate increases and tax base expansions enacted in fiscal 1991 for the General Fund, produced modest increases in tax revenues during the period. Tax revenues from fiscal 1992 through 1996 rose at an annual average rate of 2.8 percent. Total revenues and other income sources increased during this period by an average annual rate of
3.3 percent. Intergovernmental revenue was the income category with the largest rate of increase during the period. Over the five-year period, receipts from this source rose 58.5 percent. One-third of that increase occurred during fiscal 1996. This large one-year increase was due mainly to an accounting change in the General Fund in which food stamp coupon revenue received from the federal government is now counted as income to the Commonwealth. Expenditures and other uses during the fiscal 1992 through fiscal 1996 period rose at a 4.4 percent annual rate, led by an annual average increases of 14.2 percent for protection of persons and property program costs and 11.4 percent for capital outlay costs. Expenditure reductions for fiscal 1996 from the previous fiscal year for operating transfers out and for conservation of natural resources program costs were the result of accounting changes affecting the General Fund and the Motor License Fund and a re-categorization of expenditures due to a departmental restructuring in the General Fund. At the close of fiscal 1996, the fund balance for the governmental fund types totaled $1,986.3 million, an increase of $58.7 million over fiscal 1995 and $758.5 million over fiscal 1992.

The unappropriated balance of commonwealth revenues increased during the 1997 fiscal year by $432.9 million. Higher than estimated revenues and slightly lower expenditures than budgeted caused the increase. The unappropriated balance rose from an adjusted amount of $158.5 million at the beginning of fiscal 1997, to $591.4 million (prior to reserves for transfer to the Tax Stabilization Reserve
Fund) at the close of the fiscal year.

Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $17,320.6 million, $576.1 (3.4 percent) above the estimate made at the time the budget was enacted. Revenue from taxes was the largest contributor to higher than estimated receipts. Tax revenue in fiscal 1997 grew 6.1 percent over tax revenues in fiscal 1996. This rate of increase was not adjusted for legislated reductions that affected receipts during both of those fiscal years and therefor understates the actual underlying rate of growth of tax revenue during fiscal 1997.

COMMONWEALTH DEBT. The current Constitutional provisions pertaining to Pennsylvania debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects, subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

Outstanding general obligation debt totaled $4,795.1 million on June 30, 1997 a decrease of $261.0 million from June 30, 1996. In its current debt financing plan, Commonwealth infrastructure investment projects include improvement and rehabilitation of existing capital facilities, such as water supply systems, and construction of new facilities, such as prisons, transit facilities and public buildings. The debt financing plan also includes a disaster relief program enacted by the General Assembly in June of 1996. No debt issuance for highway capital projects is currently planned.

Pennsylvania engages in short-term borrowing to fund expenses within a fiscal year through the sale of tax anticipation notes, for the account of the General Fund or the Motor License Fund or both such funds. Tax anticipation notes must mature within the fiscal year of issuance. The principal amount issued, when added to that outstanding, may not exceed, in the aggregate, 20% of the revenues estimated to accrue to the appropriate fund or both funds in the fiscal year. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget.

Pending the issuance of bonds, Pennsylvania may issue bond anticipation notes, subject to the applicable statutory and Constitutional limitations generally imposed on bonds. The term of such borrowings may not exceed three years.


COMMONWEALTH-RELATED OBLIGATIONS. Certain Commonwealth-created agencies have statutory authorization to incur debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these agencies is supported by assets of or revenues derived from the various projects financed; it is not a moral or statutory authority obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth appropriations. Commonwealth-related agencies and their outstanding debt as of June 30, 1997 include the Delaware River Joint Toll Bridge Commission ($53.9 million), the Delaware River Port Authority ($512.0 million), the Pennsylvania Economic Development Financing Authority ($1,070.8 million), the Pennsylvania Energy Development Authority ($118 million), the Pennsylvania Higher Education Assistance Agency ($1,536.7 million), the Pennsylvania Higher Education Facilities Authority ($2,773.7 million), the State Public School Building Authority ($316.0 million), the Pennsylvania Turnpike Commission ($1,198.5 million), the Pennsylvania Industrial Development Authority ($409.5 million), the Pennsylvania Infrastructure Investment Authority ($205.9 million; and the Philadelphia Regional Port Authority ($61.1 million).

Obligations of Commonwealth-created agencies in Pennsylvania which bear a moral obligation of the Commonwealth are those issued by the (i) Pennsylvania Housing Finance Agency, a Commonwealth-created agency which provides housing for lower and moderate income families in Pennsylvania and (ii) the Hospitals and Higher Education Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded.

The Commonwealth, through several of its departments and agencies, has entered into various agreements to lease as lessee certain real property and equipment, and to make lease payments for the use of such property and equipment. All lease payments due from Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth's annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide moneys from which the lease payments are to be paid.

LOCAL GOVERNMENT DEBT. The Commonwealth established the Pennsylvania Intergovernmental Cooperation Authority ("PICA") in 1991 to assist Philadelphia, in remedying fiscal emergencies by issuing debt and by making factual findings and recommendations on budgetary and fiscal affairs. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on May 20, 1997. As of October 1997, PICA had issued $1,761.7 million of its Special Tax Revenue Bonds.

This financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the Cumulative General Fund balance deficit as of June 30, 1992, of $244.9 million. The audited General Fund balance of the city as of June 30, 1996 showed a surplus of approximately $118.5 million.

PUERTO RICO BONDS

The economy of Puerto Rico is dominated by the manufacturing and service sectors. The manufacturing sector has experienced a basic change over the years as a result of increased emphasis on higher wage, high technology industries such as pharmaceutical, scientific instruments, computers, and microprocessors, medical product and electrical product industries. The service sector, including wholesale and retail trade, finance, insurance and real estate, also plays a major role in the economy. The service sector ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment. In recent years, the service sector has experienced significant growth in response to and paralleling the expansion of the manufacturing sector. Growth in construction and tourism also contributed to increased economic activity in fiscal 1996.

Much of the development of the manufacturing sector in Puerto Rico to date can be attributed to various federal and Commonwealth tax incentives, most notably
Section 936 of the Internal Revenue Code (the "Code") which allows companies with operations in Puerto Rico and other U.S. territories to receive a credit to be used against U.S. tax on certain income from operations and the Commonwealth's Industrial Incentives Program. However, effective for years beginning after December 31, 1995, Section 936 has been repealed subject to certain special and transitional rules. The expected impact of the repeal of this provision on Puerto Rico's economy is not yet known.

Puerto Rico's more than decade-long economic expansion continued throughout the five-year period from fiscal 1991 through fiscal 1996, and affected almost every sector of its economy and resulted in record levels of employment (although Puerto Rico's unemployment rate has continued to exceed the average for the United States). Factors behind this expansion included Commonwealth-sponsored economic development programs, , periodic declines in the exchange value of the United States dollar, increases in the level of federal transfers and the relatively low cost of borrowing.

The Constitution of Puerto Rico provides that public debt of the Commonwealth will constitute a first claim on available Commonwealth revenues. Public debt includes general obligation bonds and notes of the Commonwealth and any payments required to be made by the Commonwealth under its guarantees of bonds and notes issued by its public instrumentalities.

The Constitution of Puerto Rico also provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued which is payable in any fiscal year, together with any amount paid by the Commonwealth in the preceding fiscal year on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and covered into the Treasury of Puerto Rico (principally income taxes, property taxes and excise taxes) in the two fiscal years preceding the then current fiscal year.

With the approval of the North American Free Trade Agreement by the United States Congress which is intended to eliminate certain restrictions on trade between Canada, the United States and Mexico, certain of Puerto Rico's industries, including those that are lower salaried and labor intensive, may face increased competition from Mexico. However, Puerto Rico's favorable investment environment, skilled work force, infrastructure development would tend to create expanded trade opportunities for Puerto Rico in such areas as pharmaceutical and high technology manufacturing. This may, however be adversely affected by the repeal of Section 936 of the code as outlined above.


                                       8.
                                Past Performance

Each Series computes the average annual compounded rate of total return for each class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to its computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by $1,000 which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the Florida Series' investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

The total returns for the one-year ended October 31, 1997 for Class A shares of the Florida, Georgia, Michigan and Pennsylvania Series were: 2.00%, 4.00%, 3.00% and 3.20%, respectively. The average annual compounded rates of total return for the five year period ended October 31, 1997 for the Florida Series and the life of the Florida Series

(commencing on September 25, 1991 to October 31, 1997), the life of the Georgia Series (commencing on December 27, 1994 to October 31, 1997), the life of the Pennsylvania Series (commencing on February 3, 1992 to October 31, 1997) and the life of the Michigan Series (commencing on December 1, 1992 to October 31,
1997), were as follows:
5.69%, 5.86%, 8.31%, 6.57% and 6.28%, respectively.

The total return for the Class C shares of the Florida Series for the one year ended October 31, 1997 and the life of the class (commencing July 15, 1996 to October 31, 1997) was 6.40% and 7.56%, respectively.

 Our yield quotation for each class is based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the maximum offering price per share of such class on the last day of the period. This is determined by finding the following quotient: take the dividends and interest earned during the period for a class minus its expenses accrued for the period and divide by the product of (i) the average daily number of Class shares outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such class on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Class A net asset value per share. Yield for C shares does not reflect the deduction of the CDSC. For the 30-day period ended October 31, 1997 the yields for Class A shares of the Florida, Georgia, Pennsylvania and Michigan Series were 4.24%, 4.63%, 4.65% and 4.48%, respectively. The yield for Class C shares of the Florida Series for such 30 day period was 3.73%.

Each Series' tax-equivalent yield for each Class is computed by dividing that portion of the appropriate Class' yield (as determined above) which is tax exempt by one minus a stated income tax rate (Florida - .3600%; Pennsylvania -.3779%, Michigan - .3882% and Georgia - .3984%) and adding the product to that portion, if any, of the appropriate Class' yield that is not tax exempt. For the 30-day period ended on October 31, 1997, the tax-equivalent yields for Class A shares of the Florida, Georgia, Pennsylvania and Michigan Series were 6.63%, 7.70%, 7.47%, and 7.32%, respectively. The tax-equivalent yield for Class C shares of the Florida Series for such 30 day period was 5.83%.

It is important to remember that these figures represent past performance and an investor should be aware that the investment return and principal value of a Series investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       9.
                       Further Information About The Fund

The Fund was established on September 11, 1991 as a Massachusetts business trust by a Declaration of Trust. A copy of the Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. As a trust, the Fund does not hold regular meetings of shareholders, although special meetings may be called for a specific Series or for the Fund as a whole, for purposes such as electing or removing trustees, changing fundamental policies or approving an advisory contract. The Fund will promptly call a meeting of shareholders to vote on whether to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of the Fund's outstanding shares, and the trustees, within 5 business days of a written request by 10 or more shareholders who have been of record for at least 6 months and who hold in the aggregate the lesser of either shares having a net asset value of at least $25,000 or 1% of such outstanding Fund shares, shall give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of the Fund's mailing their request.

Under the Declaration of Trust, the trustees may provide for additional series and classes from time to time. Any additional series and classes would have rights separate from the other series and classes. Within each series and class, all shares have equal voting rights and equal rights with respect to dividends, assets and liquidation.







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Under  Massachusetts law,  shareholders could, under certain  circumstances,  be held liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts, obligations or affairs of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration of Trust also provides for indemnification out of a Series' property for all losses and expenses of any shareholder of the Series held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to
circumstances   in  which  the  Series  itself  would  be  unable  to  meet  its obligations. The Fund believes that, in view of the above, the risk of personal shareholder liability is remote.

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund trades in such security, profiting from trades of the same security within 60 days and trading on material non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each of the Lord Abbett-sponsored mutual funds to the extent contemplated by the recommendations of such Advisory Group.


                                       10.
                              Financial Statements

The financial statements for the fiscal year ended October 31, 1997 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements in the 1997 Annual Report to Shareholders of Lord Abbett Tax- Free Income Trust, are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.


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